Registration Nos. 333-43264
811-08561

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-effective Amendment No. [ ]	☒
Post-Effective Amendment No. [36]	☐
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. [217]	☒

AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
(Exact Name of Registrant)

AMERICAN GENERAL LIFE INSURANCE COMPANY
(Name of Depositor)

2727-A Allen Parkway
Houston, Texas 77019-2191
(Address of Depositor’s Principal Executive Offices) (Zip Code)
(800) 871-2000
(Depositor’s Telephone Number, Including Area Code)
AMERICAN HOME ASSURANCE COMPANY
(Name of Guarantor)
1271 Avenue of the Americas, FL 37
New York, New York 10020-1304
(212) 770-7000
(Guarantor’s Telephone Number, Including Area Code)
Trina Sandoval, Esq.
American General Life Insurance Company
21650 Oxnard Street
Woodland Hills, California 91367
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)
Copy to:
Kim DeGennaro, Esq.
American General Life Insurance Company
2919 Allen Parkway, L4-01
Houston, Texas 77019

Approximate Date of Proposed Public Offering: Continuous.
It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2026 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PLATINUM INVESTOR® III
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the “Policies”) issued by American General Life Insurance Company (“AGL,” “Company,” “we,” or “us”) through its Separate Account VL-R (“Separate Account”)
This prospectus is dated May 1, 2026
This prospectus describes all material rights and features of the Platinum Investor III flexible premium variable universal life insurance Policies issued by AGL.
The Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. During the lifetime of the insured person, you may designate or change the beneficiary to whom the death benefit is paid upon the insured person’s death. The Policy owner and the insured person can be the same person. Our use of “you” generally means the owner and insured person are the same person. You choose one of three death benefit Options.
The “Index of Special Words and Phrases” will refer you to pages that contain more about many of the words and phrases that we use in this prospectus. All of the words and phrases listed in the Index will be underlined and written in bold the first time they appear in this prospectus. Please check the Index of Special Words and Phrases to locate the page in this prospectus that will help to explain each underlined and bolded word or phrase listed in the Index.
This prospectus generally describes the available under the Policy. The AGL declared fixed interest account (“Fixed Account”) is the fixed investment option for these Policies. You can also invest in one or more of the Policy’s underlying mutual funds (“Funds”) through the Policy’s variable investment options.
Please read this prospectus carefully and keep it for future reference.
There is no guaranteed cash surrender value for amounts allocated to the variable investment options.
If the cash surrender value (the cash value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.
Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance. We offer several different insurance policies to meet the diverse needs of our customers. Our policies provide different features, benefits, programs, and investment options offered at different fees and expenses. When working with your insurance representative to determine the best product to meet your needs, you should consider among other things, whether the features of this Policy and related fees provide the most appropriate package to help you meet your life insurance needs. You should consult with your insurance representative or financial advisor.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
The Policies are not insured by the FDIC, the Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable universal life insurance policy is subject to investment risks, including possible loss of principal invested.
AGL no longer sells these Policies, but we continue to accept premiums under existing Policies. The Policies were not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different. Please read the prospectus carefully for more detailed information regarding features and benefits of the Policy, as well as the risks of investing.
Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals
If you withdraw money from your Policy (i.e., take a surrender) or decrease your Policy’s specified amount within the first 10 Policy years after you purchase the Policy or increase the Policy’s base coverage, you will be assessed a surrender charge of up to 4.8% of the base coverage, declining to
0% over that time period.
For example, assuming your Policy has $100,000 in base coverage and you make an early withdrawal, you could pay a surrender charge of up to $4,800.
Fee Table Charges Under the Policy – Surrender Charge
Transaction Charges
In addition to surrender charges, you may also be charged for other transactions. You may be subject to charges upon making premium payments, taking partial surrenders, transferring money between investment options, requesting Policy illustrations, and exercising the optional terminal illness rider. There may also be taxes on premium payments.
Fee Table Charges Under the Policy
Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy, the cost of optional benefits available under the Policy, and loan interest on outstanding
Policy loans. Certain such fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view your Policy’s specifications page for rates applicable to your
Policy.
You will also bear expenses associated with the Funds under the Policy, as shown in the following table:
Fee Table Charges Under the Policy Appendix A –Funds Available Under the Policy
	Annual Fee	Minimum	Maximum
	Investment options (Fund fees and expenses)	0.24	2.44
RISKS
Risk of Loss	You can gain or lose money by investing in this Policy, including possible loss of your principal investment.			Principal Risks of Investing in the Policy
Not a Short-Term Investment
•This Policy is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash.
•If you fully surrender or partially surrender the Policy, you may be subject to income taxes and significant surrender charges. Full and partial surrenders may be subject to income taxes.
• A full surrender terminates the Policy, including all Policy benefits.
• Partial surrenders may reduce your death benefit. Partial surrenders are not available until after the first Policy year, must be at least $500, and must not cause the death benefit to fall below $50,000.
Principal Risks of Investing in the Policy Policy Account Transactions
Risks Associated with Investment Options
• An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Policy.
• Each investment option (including the Guaranteed Interest Division) has its own unique risks.
• You should review the investment options before making an investment decision.
Principal Risks of Investing in the Policy

	RISKS	Location in Prospectus
Insurance Company Risks
An investment in the Policy is subject to the risks related to us, American
General Life Insurance Company (“AGL”). Any obligations (including under the Guaranteed Interest Division), guarantees, or benefits of the Policy are subject to our claims-paying ability. More information about us is available upon request by calling our Administrative Center at 1-800-340-2765 or by visiting www.corebridgefinancial.com/AGVUL.
Principal Risks of Investing in the Policy General Information - American General Life Insurance Company
Contract Lapse
Insufficient premium payments, fees and expenses, poor investment performance, partial surrenders, and unpaid loans or loan interest may cause the Policy to lapse. Your policy may also be considered a tax reportable event. There is a cost associated with reinstating a lapsed Policy. Death benefits will not be paid if the Policy has lapsed.
Principal Risks of Investing in the Policy Policy Lapse and Reinstatement
RESTRICTIONS
Investments
• Certain investment options may not be available under your Policy.
• We reserve the right to charge for each transfer between investment options after the 12th transfer in a Policy year. The first 12 transfers in a
Policy year are free of charge.
• Your transfers between the variable investment options are subject to policies designed to deter market timing.
• You may transfer amounts from the Fixed Account only within 60 days after a Policy anniversary, and the transferrable amount is limited to the greater of 25% of the unloaned accumulation value you have in the Fixed
Account or the total amount you transferred or surrendered from the Fixed
Account during the previous Policy year.
• The minimum transfer amount from an investment option is generally
$500. If less than $500 would remain in an investment option after a transfer, the entire amount must be transferred.
• We reserve the right to remove or substitute Funds as investment options.
Policy Account Transactions Additional Rights We Have Appendix A - Available Under the Policy
Optional Benefits	• Additional restrictions and limitations apply under the Policy’s optional benefits.	Other Benefits Available Under the Policy – Optional Benefits Additional Information About Policy Riders
TAXES
Tax Implications
• You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
• If you purchased the Policy through a tax-qualified plan, there is no additional tax benefit under the Policy.
• Earnings under your Policy are taxed at ordinary income tax rates when withdrawn. If your Policy is a modified endowment contract, you may have to pay a tax penalty if you take a withdrawal before age 59½.
• The tax treatment of withdrawals and loans under the Policy may differ.
Federal Tax Considerations

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your financial representative may receive compensation for selling this Policy to you in the form of commissions, additional cash compensation, and/or non-cash compensation. We may share the revenue we earn on this Policy with your financial representative’s firm. Revenue sharing arrangements and commissions may provide selling firms and/or their registered representatives with an incentive to favor sales of our policies over other variable life insurance policies (or other investments) with respect to which a selling firm does not receive the same level of additional compensation.
Distribution of the Policies
Exchanges
Some financial representatives may have a financial incentive to offer you a new policy in place of the one you already own. You should exchange a policy you already own only if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new contract rather than continue to own your existing policy.

OVERVIEW OF THE POLICY

Purpose
The Policy is a variable universal life insurance policy. It provides for a death benefit to help financially protect your chosen beneficiary. This Policy may be appropriate for you if you have a long investment time horizon and the Policy’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the Policy’s variable investment options.
We pay death benefit proceeds to the chosen beneficiary when the insured person under the Policy dies. You tell us how much life insurance coverage you want. We call this the “specified amount” of insurance. The specified amount consists of what we refer to as “base coverage” plus any “supplemental coverage” you select. You decide how much base coverage and supplemental coverage you want. We also provide a guarantee of a death benefit for a specified period, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any benefit riders. Death benefit proceeds will be decreased by any outstanding Policy loans and loan interest.
Premiums
After you pay the initial premium, you can generally pay premiums at any time and in any amount (i.e. flexible premiums). Your ability to make premium payments may be restricted by federal tax law. We reserve the right to reject any premium payment.
Payment of insufficient premiums may result in a lapse of your Policy. You may need to pay extra premiums to prevent a lapse, even if you make planned periodic premiums or automatic premium payments. Your Policy will remain in force so long as it has enough value to pay the charges due under the Policy.
You may allocate your premiums and accumulation value among the Policy’s available investment options. The investment options include:
•
Variable investment options. When you invest in a variable investment option, you are indirectly investing in the variable investment option’s underlying Fund. The Funds have different investment objectives, strategies, and risks. You can gain or lose money if you invest in a variable investment option.
Additional information about each Fund is provided in an appendix to this prospectus. Please refer to APPENDIX A – FUNDS AVAILABLE UNDER THE POLICY.
•
Fixed Account. When you invest in the Fixed Account, your principal is guaranteed and earns interest based on a rate set and guaranteed by the AGL. The minimum annual effective interest rate is 4%. We may declare higher rates of interest, but are not obligated to do so.

Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Your accumulation value will vary from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to your Fixed Account investments, charges we deduct, and other transactions under the Policy (e.g., partial surrenders and loans).
Policy Features
•
Flexibility. The Policy is designed to be flexible. While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. You may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your accumulation value or amount of premiums under your Policy, upon the insured person’s death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy.
•
Death Benefit Options. There are three death benefit options under the Policy: death benefit Option 1, Option 2, and Option 3. You can choose death benefit Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. Option 3 was not available to Policies that were issued before June 1, 2002.
○
Death Benefit Option 1: Provides for a death benefit that is equal to the specified amount on the date of the insured person’s death.
○
Death Benefit Option 2: Provides for a death benefit that is equal to the sum of (a) the specified amount on the date of the insured person’s death and (b) the Policy’s accumulation value as of the date of death.
○
Death Benefit Option 3: Provides for a death benefit that is equal to the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any partial surrenders. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the “cumulative amount of premiums you paid” until the total value of the premiums paid is equivalent to or greater than the amount surrendered.
Federal tax law may require us to increase the death benefit under any of the above death benefit Options. We call this the “required minimum death benefit.”
•
Accessing Your Money. At any time while the Policy is in force, you may fully surrender your Policy in return for its cash surrender value. A full surrender will terminate your Policy and it cannot be reinstated. At any time after the first Policy year and before the Policy’s maturity date, you may partially surrender your Policy’s cash surrender value. A partial surrender will reduce your accumulation value, may reduce the death benefit, will increase your risk of lapse, and will be subject to a processing fee. A partial surrender must be at least $500 and must not reduce the death benefit below $50,000. Both full and partial surrenders may be subject to surrender charges and may have adverse tax consequences.
•
Loans. You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy’s cash surrender value less the loan interest that will be payable on your loan to your next Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your Policy’s cash surrender value less the loan interest payable to your next Policy anniversary. When you take a loan, we remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as loan collateral. Interest on outstanding loans accrues daily at a net maximum annual effective rate of 0.75%. After the 10th Policy year, you may take preferred loans from your Policy, subject to limitations. Preferred loans accrue daily interest at a net maximum annual effective rate of 0.25%. Taking a loan may have tax consequences, will reduce the death benefit, and will increase your risk of lapse.
•
Tax Treatment. The Policy is designed to afford the tax treatment normally accorded life insurance policies under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. The tax treatment of Policy loans and distributions may vary depending on whether the Policy is a modified endowment contract. See “Federal Tax Considerations” for further information. You should consult a tax advisor regarding all tax considerations relating to your Policy, including the Internal Revenue Code’s limits on premiums that may be paid on life insurance policies.

•
Supplemental Benefits Riders. The Policy offers additional benefits, or “riders,” that provide you with supplemental benefits under the Policy for an additional charge. Certain riders are no longer available or may not have been available in certain states. The Policy’s supplemental benefit riders include:
○
Riders that increase the amount payable upon the insured person’s death or make an amount payable upon the death of a family member or another person (i.e., Accidental Death Benefit Rider, Children’s Term Insurance Rider, Spouse Term Rider).
○
Riders that pay a benefit, or that help keep the Policy in force, if the insured person becomes terminally ill or disabled (i.e., Terminal Illness Rider, Waiver of Monthly Deduction Rider).
○
A rider that allows you to extend the Policy’s maturity date (i.e.,Maturity Extension Rider).
•
Additional Features and Services. Additional features and services under the Policy are summarized below. There are no additional charges associated with these features and services. Not all features and services may be available under your Policy.
○
American Home Guarantee. Insurance obligations under all Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time are also guaranteed by American Home Assurance Company, an affiliate of AGL.
○
Planned Periodic Premiums. You can select a planned periodic premium plan to pay premiums on a monthly, quarterly, semi-annual, or annual basis. You are not required to pay premiums according to a selected plan.
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Automatic Premium Payments. You may choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan.
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Dollar Cost Averaging (DCA). The dollar cost averaging feature automatically transfers accumulation value from a variable investment option of your choice to one or more other variable investment options on a regular basis. Automatic transfers do not count towards the number of free transfers per Policy year.
○
Automatic Rebalancing. The automatic rebalancing feature automatically rebalances your accumulation value in the variable investment options to correspond to your premium allocation designation. Automatic rebalancing does not count towards the number of free transfers per Policy year.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Premium Expense Charge	Upon receipt of each premium payment	7.5% of each premium payment remaining after deduction of the premium tax charge (Current charge: 5.0% of each premium payment remaining after deduction of the premium tax charge)
Premium Taxes[1]	Upon receipt of each premium payment	3.5% of each premium payment
Maximum Surrender Charge[2]	Upon a full or partial surrender, or upon decreasing your Policy’s specified amount, during the first 10 Policy years after you purchase the Policy or increase the Policy’s base coverage
Minimum Charge		$1 per $1,000 of base coverage
Maximum Charge		$48 per $1,000 of base coverage
Charge for a Representative Insured – for the first Policy year, for a 40 year old male, with a specified amount of $360,000, of which $252,000 is base coverage		$18 per $1,000 of base coverage
Partial Surrender Processing Fee	Upon a partial surrender	The lesser of $25 or 2.0% of the partial surrender amount (Current charge: The lesser of $10 or 2.0% of the partial surrender amount)
Transfer Fee[3]	Upon each transfer of accumulation value between investment options after the first 12 transfers in a Policy year	$25
Policy Owner Additional Illustration Charge	Upon each request for a Policy illustration after the first in a Policy year	$25 (Current charge: $0)
Terminal Illness Rider – Administrative Fee	At time of rider claim	$250 (Current charge: $150)
1
Statutory premium tax rates vary by state and currently range from 0.5% to 3.5%. Certain local jurisdictions may assess additional premium taxes, which will increase the tax rate.
2
The surrender charge declines to 0% over the surrender charge period. The surrender charge attributable to an increase in the Policy’s base coverage applies only to the increase in base coverage. The surrender charge varies based on individual characteristics (sex, age, and premium class), Policy year, and base coverage. Your Policy will indicate the maximum guaranteed surrender charge applicable to your Policy. The charge for the representative insured as shown in the table may not be representative of the charge you will pay. More detailed information concerning your surrender charge is available free of charge on request from our Administrative Center shown under “Contact Information.”
3
Transfers under the automatic rebalancing and dollar cost averaging features, do not count toward the annual number of free transfers.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.
Periodic Charges Other Than Annual Fund Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges
Cost of Insurance[1,2]	Monthly
Minimum Charge
$0.06 per $1,000 of net amount at risk
attributable to base coverage and to supplemental
coverage

(Current charge: $0.04 per $1,000 of net amount
at risk attributable to base coverage and $0.03 per
$1,000 of net amount at risk attributable to
supplemental coverage)

Maximum Charge
$83.33 per $1,000 of net amount at risk
attributable to base coverage and to supplemental
coverage

(Current charge: $27.68 per $1,000 of net amount
at risk attributable to base coverage and to
supplemental coverage)

Charge for a Representative Insured – for first
Policy year, for a 40 year old male, preferred non
tobacco, with a specified amount of $360,000, of
which $252,000 is base coverage and $108,000 is
supplemental coverage

$0.25 per $1,000 of net amount at risk
attributable to base coverage and to supplemental
coverage

(Current charge: $0.13 per $1,000 of net amount
at risk attributable to base coverage and $0.07 per
$1,000 of net amount at risk attributable to
supplemental coverage)

Monthly Charge per $1,000 of Base Coverage[3]	Monthly for the first 7 Policy years after you purchase the Policy or increase the Policy’s base coverage
Minimum Charge		$0.03 per $1,000 of base coverage
Maximum Charge		$1.25 per $1,000 of base coverage
Charge for a Representative Insured – for a 40 year old male, standard non tobacco, with a specified amount of $360,000		$0.16 per $1,000 of base coverage
Daily Charge (Mortality and Expense Risk Fee)[4]	Daily	0.70% as an annualized percentage of accumulation value invested in the variable investment options
Flat Monthly Charge	Monthly	$6
Loan Interest Spread[5]	Annually	0.75% as a percentage of outstanding loans and loan interest
Optional Benefit Charges
Accidental Death Benefit Rider[6]	Monthly
Minimum Charge		$0.07 per $1,000 of rider coverage
Maximum Charge		$0.15 per $1,000 of rider coverage
Charge for a Representative Insured – 40 year old		$0.09 per $1,000 of rider coverage
Children’s Term Life Insurance Rider	Monthly	$0.48 per $1,000 of rider coverage

Periodic Charges Other Than Annual Fund Expenses
Charge	When Charge is Deducted	Amount Deducted
Maturity Extension Rider – Accumulation Value Version	Monthly, beginning on the Policy month which follows your original maturity date	$10 (Current charge: $0)
Maturity Extension Rider – Death Benefit Version[2]
Initial Charge	Monthly, beginning 9 years before your original maturity date	$1 per $1,000 of net amount at risk attributable to the Policy (without any riders) (Current: $0.03 per $1,000 of net amount at risk attributable to the Policy (without any riders))
Administrative Charge	Monthly, beginning on the Policy month which follows your original maturity date	$10 (Current charge: $0)
Spouse Term Rider[6]	Monthly
Minimum Charge		$0.07 per $1,000 of rider coverage (Current charge: $0.01 per $1,000 of rider coverage)
Maximum Charge		$5.54 per $1,000 of rider coverage (Current charge: $4.61 per $1,000 of rider coverage)
Charge for a Representative Insured – for a 40 year old male, standard non tobacco		$0.25 per $1,000 of rider coverage (Current charge: $0.15 per $1,000 of rider coverage)
Terminal Illness Rider – Interest on Benefit	At time benefit is paid and each Policy anniversary thereafter
The guaranteed maximum interest rate will not
exceed the greater of: (1) the Moody’s corporate
Bond Yield Average Monthly Average Corporates
for the month of October preceding the calendar
year for which the loan interest rate is determined;
or (2) the interest rate used to calculate cash
values in the Fixed Account during the period for
which the interest rate is determined, plus 1%
(Current interest rate: 5.25%, as a percentage of
rider benefit)

Waiver of Monthly Deduction[6]	Monthly
Minimum Charge		$0.02 per $1,000 of net amount at risk attributable to the Policy
Maximum Charge		$0.40 per $1,000 of net amount at risk attributable to the Policy
Charge for a Representative Insured – for a 40 year old		$0.03 per $1,000 of net amount at risk attributable to the Policy
1
The Cost of Insurance Charge varies based on individual characteristics (sex, age, and premium class), Policy year, and base and supplemental coverage amounts. The charge for the representative insured as shown in the table may not be representative of the charge you will pay. Your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center. Also see “Illustrations.”
2
The net amount at risk is the difference between the current death benefit under your Policy and your accumulation value under the Policy.
3
This charge varies based on individual characteristics (sex, age, and premium class) and base coverage. Your Policy will indicate the maximum guaranteed charge applicable to your Policy. The charge for the representative insured as shown in the table may not be representative of the charge you will pay. More detailed information concerning your Monthly Charge per $1,000 of Base Coverage is available in your Policy and on request from our Administrative Center.
4
After the 10th Policy year, the daily charge will be as follows: Policy years 11-20: 0.45%; Policy years 21+: 0.10%.
5
We assess loan interest at the beginning of each Policy year at a rate of 4.54%. The 4.54% rate is equivalent to interest assessed at the end of the Policy year at an annual effective rate of 4.75%. We credit interest on amounts held in the Fixed Account as collateral for a Policy loan. We guarantee that the annual earned interest rate will not be lower than 4%. The net annual interest rate charged on a Policy loan (or loan interest spread) will be the difference between the annual interest rate charged on the loan and the annual interest rate credited to amounts held as collateral for the loan.

6
The charge varies based on individual characteristics (sex, age, and/or premium class) and/or rider coverage. The charge for the representative insured as shown in the table may not be representative of the charge you will pay. Your Policy will indicate the charge applicable to your Policy. More detailed information concerning your charge is available on request from our Administrative Center.
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. A complete list of Funds available under the Policy, including their annual expenses, may be found at the back of this document. Please see APPENDIX A – FUNDS AVAILABLE UNDER THE POLICY – FUNDS AVAILABLE UNDER THE POLICY.
Annual Fund Expenses	Minimum	Maximum
Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.24	2.44
PRINCIPAL RISKS OF INVESTING IN THE POLICY

Risk of Loss. Variable life insurance policies involve risks, including possible loss of principal. We do not guarantee a minimum accumulation value. Your losses could be significant. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank. The Policy is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. The Policy is not designed to be a short-term investment and may not be appropriate for an investor who needs ready access to cash. We designed the Policy to meet long-term financial goals. In the Policy’s early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value.
Surrender Risk. You should carefully consider the risks associated with full and partial surrenders under the Policy. Full and partial surrenders may be subject to significant surrender changes. A full surrender will terminate the Policy. A partial surrender will reduce the Policy’s death benefit if you selected death benefit Option 3. All partial surrenders increase the risk of lapse. Partial surrenders are not available during the first Policy year. Any outstanding loan amount reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no cash surrender value if you surrender your Policy, especially in the early Policy years when total charges and surrender charges are typically at their highest.
Variable Investment Option Risk. Amounts that you invest in the variable investment options are subject to the risk of poor investment performance. You assume the investment risk. You can gain or lose money if you invest in the variable investment options. Each variable investment option’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to the underlying Fund’s investment risks when you invest in a variable investment option. You are responsible for allocating premiums or accumulation value to the variable investment options that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. You bear the risk of any decline in accumulation value resulting from the performance of the variable investment options you have selected. In making your investment selections, you should investigate all information available to you, including the Fund’s prospectus, statement of additional information, and annual and semi-annual reports. We do not provide investment advice, nor do we recommend or endorse any particular Fund.
Risk of Lapse. If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61 day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment during the grace period. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While the monthly guarantee premium provision is applicable to your Policy, if you pay the monthly guarantee premiums, your Policy will not lapse and we will provide a death benefit depending on the death benefit option you chose. You may reinstate a lapsed Policy, subject to certain conditions.
Loan Risk. A Policy loan, whether or not repaid, will affect accumulation value and will increase your risk of lapse. We will hold a portion of your accumulation value equal to the outstanding loan amount as collateral until the loan is repaid. This loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account. We reduce the amount we pay on the insured person’s death by the amount of any Policy loan and any accrued interest, and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero. If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income tax.

Selection Risk. The benefits under the Policy were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may no longer be available. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you may have paid for a benefit that you did not use or benefit from.
Risk of Increase in Current Fees and Expenses. Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the Policy in force.
Fixed Account Risk. If you allocate premium or accumulation value to the Fixed Account, we credit a declared rate of interest, but you assume the risk that the rate may decrease, although we guarantee that interest will be credited at an annual effective rate of at least 4%. You may transfer amounts from the Fixed Account only within 60 days after a Policy anniversary, and the transferrable amount is limited to the greater of 25% of the unloaned accumulation value you have in the Fixed Account or the total amount you transferred or surrendered from the Fixed Account during the previous Policy year. We have the right to defer payment or transfers of amounts out of the Fixed Account for up to six months when permitted by law.
Tax Risks. We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract under federal tax laws. If a Policy is treated as a modified endowment contract, then a full surrender, partial surrender, or loan under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on a full surrender, partial surrender, or loan taken before you reach age 59½. See “Federal Tax Considerations.” You should consult a tax advisor regarding all tax considerations relating to your Policy, including the Internal Revenue Code’s limits on premiums that may be paid on life insurance policies.
Financial Strength and Claims-Paying Ability Risk. All insurance benefits, including the death benefit, and all guarantees, including those related to the Fixed Account, are general account obligations that are subject to the financial strength and claims paying ability of AGL. Insurance obligations under Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time are also guaranteed by American Home Assurance Company (“American Home”), an affiliate of AGL. American Home’s guarantees are subject to its financial strength and claims paying ability.
Business Disruption. Our business is vulnerable to disruptions from natural and man-made disasters and catastrophes, such as, but not limited to, hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemics (such as COVID-19) and other highly contagious diseases, mass torts, failure of telecommunications or other critical infrastructure and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, including service outages or other unavailability, may interfere with our ability to receive, pickup and process mail, to calculate Policy values, process other policy-related transactions, or to otherwise provide our services, or may have other possible negative impacts. While we have developed and put in place what we believe to be appropriate business continuity and disaster recovery plans and procedures to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the Funds or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.
Cybersecurity Risk. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers, our business is vulnerable to physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), cyber-attacks, and user errors or other disruptions that may compromise the confidentiality, integrity, or availability of such systems and data. These risks include, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with our websites (such as denial of service attacks), other operational disruptions and/or unauthorized release of confidential customer information. Such systems failures, cyber-attacks, or other disruptions affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your Policy value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders from our website, our distribution partners, or with the underlying Funds, impact our ability to calculate Policy values, cause the release and possible destruction of confidential customer or business information, including personal information, impede order processing, or subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage.

Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the underlying Funds to lose value. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Further, the widespread development, implementation, and use of AI, machine learning, data analytics and similar tools that collect, aggregate and analyze data or inputs (collectively, “AI Tools”) may increase our exposure to, or exacerbate the risks of, cyber-attacks or other security incidents, particularly where such technologies are exploited by third parties to attempt to breach our or our business partners’ and service providers’ systems. Despite our implementation of policies and procedures, which we believe to be reasonable, that address physical, administrative and technical safeguards and controls and other preventative actions to protect sensitive business and customer information, including personal information, and reduce the risk of cyber-incidents, there can be no assurance that we or our distribution partners, the underlying Funds or our business partners and service providers will avoid cyber-attacks or information security breaches in the future that may affect your Policy and/or personal information.
CONTACT INFORMATION

Here is how you can contact us about the Platinum Investor III Policies.
ADMINISTRATIVE CENTER:		HOME OFFICE:	PREMIUM PAYMENTS:
(Express Delivery) VUL Administration P.O. Box 9318 Amarillo, Texas 79105-9318 1-800-340-2765 Fax: 1-844-430-2639 (Except premium payments)	(U.S. Mail) VUL Administration P. O. Box 818016 Cleveland, Ohio 44181	2919 Allen Parkway Houston, Texas 77019- 2191 1-800-340-2765
(Express Delivery)
American General Life Insurance Company
Deluxe Lockbox 993 5450 N. Cumberland Ave
Chicago, IL 60656

(U.S. Mail)
American General Life Insurance Company
P.O. Box 993 Chicago, IL 60132

GENERAL INFORMATION

American General Life Insurance Company
American General Life Insurance Company (“AGL” or the “Company”) is a stock life insurance company organized under the laws of the State of Texas on April 11, 1960. AGL is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). On March 26, 2026, Corebridge and Equitable Holdings, Inc., announced that they entered into a definitive agreement to combine in an all-stock merger. Under the terms of the merger agreement, both companies will become wholly owned subsidiaries of a newly formed holding company, which will be renamed “Equitable Holdings, Inc.” upon the closing of the transaction. The transaction is expected to close by year-end 2026, subject to certain regulatory approvals and other customary closing conditions. Upon completion of the transaction, AGL will be an indirect wholly owned subsidiary of the new Equitable Holdings, Inc. AGL offers individual term and universal life insurance, as well as fixed, variable and registered index-linked annuities in all states except in New York.
AGL is regulated for the benefit of Policy Owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy Owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL’s operations.
All of our financial obligations under your Policy that exceed the value invested in the Separate Account are supported by our general account, which may include death benefits and supplemental benefits under the Policy. Our financial obligations under the Guaranteed Interest Division are also supported by our general account. All obligations supported by our general account are subject to our claims-paying ability and financial strength.
We encourage Policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Texas Department of Insurance, as well as the financial statements of Separate Account VL-R and American Home Assurance Company, are located in the Statement of Additional Information (SAI). The back cover page of this prospectus describes how you can obtain a free copy of the SAI.

Separate Account VL-R
We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law. Effective on the close of business November 29, 2019, Separate Account VUL, Separate Account VUL-2, and Separate Account II were consolidated with and into Separate Account VL-R.
For record keeping and financial reporting purposes, the Separate Account is divided into separate “divisions,” with a division corresponding to each of the variable investment options under the Policy. There are other divisions corresponding to investment options available under other variable universal life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.
Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of AGL’s other assets. The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the policies supported by the Separate Account. AGL is obligated to pay all amounts under the Policies promised to Policy owners.
Guarantee of Insurance Obligations
Insurance obligations under all Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the “Guarantee”) by American Home Assurance Company (“American Home”), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The Guarantee provides that Policy owners can enforce the Guarantee directly.
As of December 29, 2006, at 4:00 p.m. Eastern time (the “Point of Termination”), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.
American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home’s principal executive office is located at 1271 Avenue of the Americas FL37, New York, NY 10020-1304. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.
Statement of Additional Information
We have filed an SAI with the SEC which includes more information about your Policy, including financial statements for AGL, American Home, and the Separate Account. The back cover page of this prospectus describes how you can obtain a free copy of the SAI.
Communication with AGL
When we refer to “you,” we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.
Administrative Center. The Administrative Center provides service to all Policy Owners. See “CONTACT INFORMATION” in this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions, and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under “Contact Information.” You should communicate notice of the insured person’s death, including any related documentation, to our Administrative Center address.
eDelivery, Life Consumer Portal, Telephone Transactions and Written Transactions. There are several different ways to request and receive Policy services.

eDelivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Mail communication. This communication preference allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. You may find electronically received documents easier to review and retain than paper documents. To select E-mail communications as a communication preference, you must enroll in the Life Consumer Portal located at www.corebridgefinancial.com/lifeportal. Customer support materials and user guides are available at www.corebridgefinancial.com/support. You may select or deselect eDelivery communication preferences at any time. There is no charge for eDelivery communication preferences.
Life Consumer Portal. You may enroll for Life Consumer Portal to have access to on-line services for your Policy. You can view Policy statements and Documents, perform specific Policy changes, make online payments, download/upload forms, update communication preferences, and more. To enroll in the Life Consumer Portal, go to www.corebridgefinancial.com/lifeportal and click “Register for a new account.” There is no charge for the Life Consumer Portal.
Life Consumer Portal Transactions, Telephone Transactions and Written Transactions. Certain transaction requests are available on-line using the Life Consumer Portal, and/or by Telephone as listed below. All other transactions must be submitted in writing.
Life Consumer Portal Transactions:
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address changes;
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billing changes;
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beneficiary changes;
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premium payments;
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submission of forms.
Telephone Transactions:
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address changes;
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billing changes;
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loan payments;
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transfer of accumulation value;
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change of allocation percentages for premium payments and policy deductions;
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select disbursements.
We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from the Life Consumer Portal, calling Customer service or from your AGL representative. Each form has required information one must provide. We cannot process any requested action that does not include all required information.
One-time Premium Payments Using Life Consumer Portal. You may use the Life Consumer Portal to schedule one-time premium payments for your Policy. The earliest available business day payment date is Auto generated by the Life Consumer Portal. For the purposes of the Life Consumer Portal one-time premium payments only, a business day is a day the United States Federal Reserve System (“Federal Reserve”) is open
Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the scheduled payment date. See “Effective Date of Policy and Related Transactions.”
Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange (“NYSE”) is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the first day the NYSE is open following your scheduled payment date.
Telephone Transactions by Servicing Agent. As the Policy Owner, you may submit a telephone authorization form for your servicing agent allowing them to complete certain transactions on your behalf. If we have a telephone authorization for your servicing agent on file with us, they may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the Policy Owner or your authorized servicing agent may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person’s and owner’s names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.
General. We generally will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person’s death, we will pay the proceeds as a single sum, normally within seven days thereafter.
Illustrations
We may provide you with illustrations for your Policy’s death benefit, accumulation value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy’s fees and charges, the variable investment options’ fees and charges, and your Policy loan and partial surrender history.
Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person’s age and premium class and (2) your selection of a death benefit option, specified amount, planned periodic premiums, riders, and proposed investment options.
After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy’s actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

VARIABLE INVESTMENT OPTIONS

We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund.
Information regarding each Fund, including (i) its name, (ii) its type, (iii) its investment advisor and any sub-investment advisor, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See APPENDIX A – FUNDS AVAILABLE UNDER THE POLICY.
Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Fund prospectuses may be obtained by calling 1-800-340-2765 or visiting our website at www.corebridgefinancial.com/support.
You may also obtain information about the Funds by accessing the SEC’s website at www.sec.gov.
We do not guarantee that any Fund will achieve its investment objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.
Payments We Receive from the Funds
We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners’ inquiries about the Funds. Currently, these payments range from 0.05% to 0.25% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.
We have entered into a services agreement with PIMCO Variable Insurance Trust (“PIMCO”) under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO for services we perform.
We also receive what are referred to as “12b-1 fees” from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.
From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under “Charges Under the Policy.”
Substitution, Addition or Deletion of Variable Investment Options
We may, subject to any applicable law, make certain changes to the variable investment options offered in your Policy. We may offer new variable investment options or stop offering existing variable investment options. New variable investment options may be made available to existing Policy owners, and variable investment options may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares of any variable investment option, substitute the shares of one underlying Fund held by a variable investment option for another and/or merge Funds or cooperate in a merger of underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval. We will promptly notify you of any changes to the variable investment options due to additions, deletions, substitutions, liquidations, mergers or reorganizations of the variable investment options.
Voting Privileges
We are the legal owner of the Funds’ shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.
We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account. Even if Policy owners participating in that Fund choose not to provide voting instructions, we will vote the Fund’s shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy owners could determine the outcome of matters subject to shareholder vote.

If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.
In certain cases, we may disregard instructions relating to changes in a Fund’s investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.
FIXED ACCOUNT

We invest any accumulation value you have allocated to the Fixed Account as part of our general account assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under “Allocation of charges.” The “daily charge” described on the fees and expenses of the Funds discussed do not apply to the Fixed Account.
You may transfer accumulation value into the Fixed Account at any time. However, there are restrictions on the amount you may transfer out of the Fixed Account in a Policy year. Please see “Transfers of existing accumulation value.”
Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy’s Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 4%.
Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.
POLICY FEATURES

Keep in mind as you review the following Policy features that we no longer sell Platinum Investor III Policies.
Age
Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the “age nearest birthday.”
Death Benefits
See “Standard Death Benefits” for information about the Policy’s standard death benefits.
Premium Payments
Premium payments. We call the payments you make “premiums” or “premium payments.” The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed will be allocated upon receipt to the available investment options you have chosen.

Premium payments and transaction requests in good order. We will accept the Policy owner’s instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner’s investment options, contingent upon the Policy owner’s providing us with instructions in good order. This means that the Policy owner’s request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.
When we receive a premium payment or transaction request in good order, it will be treated as described under “Effective date of other premium payments and requests that you make.” If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.
We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner’s request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.
Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy’s insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under “Federal Tax Considerations.” We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.
Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under “Increase in coverage”).
Checks. You may pay premium by checks drawn on a U.S. bank in U.S. dollars and made payable to “American General Life Insurance Company,” or “AGL.” Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments in this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center shown under “Contact Information.”
Planned periodic premiums. Page 3 of your Policy will specify a “Planned Periodic Premium.” This is the amount that you (within limits) choose to pay. Our current practice is to bill monthly, quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy’s cash surrender value stays above zero or that the guarantee period benefit (described under “Monthly guarantee premiums”) remains in effect (“Cash surrender value” is explained under “Full surrenders”.) The less you invest, the more likely it is that your Policy’s cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.
Monthly guarantee premiums. Page 3 of your Policy will specify a “Monthly Guarantee Premium.” If you pay these guarantee premiums, we will provide at least an Option 1 death benefit, even if your policy’s cash surrender value has declined to zero.
We call this our “guarantee period benefit” and here are its terms and conditions:
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On the first day of each Policy month that you are covered by the guarantee period benefit, we determine if the cash surrender value (we use your accumulation value less loans during your first five Policy years) is sufficient to pay the monthly deduction. (Policy months are measured from the “Date of Issue” that will also be shown on page 3 of your Policy.)
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If the cash surrender value is insufficient, we determine if the cumulative amount of premiums paid under the Policy, less any partial surrenders and Policy loans, is at least equal to the sum of the monthly guarantee premiums starting with the date of issue, including the current Policy month.
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If the monthly guarantee premium requirement is met, the Policy will not lapse. See “Policy Lapse and Reinstatement.”
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We continue to measure your cash surrender value and the sum of monthly guarantee premiums for the length of time you are covered by the guarantee period benefit.

The cost of providing the guarantee period benefit is, in part, dependent on the level of the monthly guarantee premium and the duration of the guarantee period. The more supplemental coverage you choose, the lower are your overall Policy charges. Although overall Policy charges are lower, more supplemental coverage will result in a higher monthly guarantee premium and a shorter guarantee period.
The length of time you are covered by the guarantee period benefit varies on account of two things (except in New Jersey, as described in the last paragraph of this section):
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the insured person’s age at the Policy’s date of issue; and
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the amounts of base coverage and supplemental coverage you have chosen.
The maximum duration for the guarantee period – 10 years – happens in the event you have chosen 100% base coverage and the insured person is no older than age 50 at the Policy’s date of issue. We reduce the maximum time for the guarantee period by one year for each year the insured person is older than age 50 at the date of issue. The reductions stop after the insured person is age 55 or older at the date of issue. This means, for instance, that you will have a guarantee period of 5 years if you choose 100% base coverage and the insured person is age 55 at the Policy’s date of issue.
The least amount of time for the guarantee period to be in effect – 3 years – happens in the event you have chosen the maximum permitted 90% of supplemental coverage and the insured person is older than age 50 at the date of issue.
Whenever you increase or decrease your specified amount, change death benefit options or add or delete a benefit rider, we calculate a new monthly guarantee premium. The amount you must pay to keep the guarantee period benefit in force will increase or decrease. We can calculate your new monthly guarantee premium as a result of a Policy change before you make the change. Please contact either your AGL representative or the Administrative Center shown under “Contact Information” for this purpose.
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For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured’s underwriting characteristics at the time of the increase and the amount of the increase.
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For decreases in the specified amount, the monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.
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For the addition of a benefit rider, the monthly guarantee premium is increased by the amount of the monthly deduction for the rider.
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For the deletion of a benefit rider, the monthly guarantee premium will be decreased by the amount of the monthly deduction for the rider.
We provide the guarantee period benefit for 5 years for all Policies issued in the State of New Jersey. The period of coverage for New Jersey Policies is unaffected by the insured person’s age at the Policy’s date of issue or your choice of base coverage and supplemental coverage.
Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under “Contract Information” or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.
Changing Your Investment Option Allocations
Future premium payments.You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.
Transfers of existing accumulation value. You may transfer your existing accumulation value from one investment option to another, subject to the restrictions below and other restrictions described in this prospectus (see “Market timing”, “Restrictions initiated by the Funds and information sharing obligations” and “Additional Rights That We Have”).

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Charges. The first 12 transfers in a Policy year are free of charge. We consider your instruction to transfer from or to more than one investment option at a time to be one transfer. We will charge $25 for each additional transfer.
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Restrictions on transfers from variable investment options. You may make transfers from the variable investment options at any time. There is no maximum limit on the amount you may transfer. The minimum amount you may transfer from a variable investment option is $500, unless you are transferring the entire amount you have in the option.
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Restrictions on transfers from the Fixed Account. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary (including the 60-day period following the date we apply your initial premium to your Policy).
The maximum total amount you may transfer from the Fixed Account each year is limited to the greater of “a” or “b” below:
a.
25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary (for the first Policy year, the amount of your initial premium you allocated to the Fixed Account); or
b.
the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.
The minimum amount you may transfer from the Fixed Account is $500, unless you are transferring the entire amount you have in the Fixed Account.
Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.
Under dollar cost averaging, we automatically make transfers of your accumulation value from the variable investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the valuation period containing the day of the month you select. (The term “valuation period” is described in this prospectus.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.
Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.
Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:
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dilution in the value of Fund shares underlying investment options of other Policy owners;
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interference with the efficient management of the Fund’s portfolio; and
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increased administrative costs.
We have policies and procedures affecting your ability to make transfers within your Policy. A transfer can be your allocation of all or a portion of a new premium payment to an investment option. You can also transfer your accumulation value in one investment option (all or a portion of the value) to another investment option.

We are required to monitor the Policies to determine if a Policy owner requests:
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a transfer out of a variable investment option within two calendar weeks of an earlier transfer into that same variable investment option; or
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a transfer into a variable investment option within two calendar weeks of an earlier transfer out of that same variable investment option; or
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a transfer out of a variable investment option followed by a transfer into that same variable investment option, more than twice in any one calendar quarter; or
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a transfer into a variable investment option followed by a transfer out of that same variable investment option, more than twice in any one calendar quarter.
If any of the above transactions occurs, we will suspend such Policy owner’s same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner’s first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner’s subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.
In most cases, transfers into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any transfer into or out of the money market investment option. We treat such transactions as if they are transfers directly into and out of the same variable investment option. For instance:
(1)
if a Policy owner requests a transfer out of any variable investment option into the money market investment option, and
(2)
the same Policy owner, within two calendar weeks requests a transfer out of the money market investment option back into that same variable investment option, then
(3)
the second transaction above is considered market timing.
Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.
The procedures above will be followed in all circumstances, and we will treat all Policy owners the same.
In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.
Restrictions initiated by the Funds and information sharing obligations. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner’s transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund’s instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund’s policies and procedures.
Please read the Funds’ prospectuses and supplements for information about restrictions that may be initiated by the Funds.
In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.
Effective Date of Policy and Related Transactions
Valuation dates, times, and periods. We compute values under a Policy on each day that the NYSE is open for business. We call each such day a “valuation date” or a “business day.”
We compute policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our “close of business.” We call the time from the close of business on one valuation date to the close of business of the next valuation date a “valuation period.” We are closed only on those holidays the NYSE is closed.
Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses in this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.
If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.
Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the insured person’s premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person’s health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $1,000,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our “Limited Temporary Life Insurance Agreement,” available to you when you apply for this Policy.
Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the “Date of Issue.” Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.
Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these “monthly deduction days.”
Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.
Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:
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Increases or decreases you request in the specified amount of insurance, reinstatement of a Policy that has lapsed, and changes in death benefit option take effect on the Policy’s monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;
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In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;
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If you exercise your right to return your Policy described under “Free look period” in this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mail it to us, the date it is postmarked; and
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If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the “Code”). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.
Reports To Policy Owners
Shortly after the end of each Policy year, we will send you a report that includes information about your Policy’s current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.
STANDARD DEATH BENEFITS

Your specified amount of insurance. In your application to buy a Platinum Investor III Policy, you tell us how much life insurance coverage you want. We call this the “specified amount” of insurance. The specified amount consists of what we refer to as “base coverage” plus any “supplemental coverage” you select. Base coverage must be at least 10% of the specified amount. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See “Base coverage and supplemental coverage.”
We also guarantee a death benefit for a specified period provided you have paid the required monthly guarantee premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the “guarantee period benefit.” We provide more information about the specified amount and the guarantee period benefit under “Monthly guarantee premiums.” You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.
Investment performance affects the amount of your Policy’s accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See “Monthly insurance charge”).
Your death benefit. You must choose one of three death benefit options under your Policy at the time it is issued. Owners whose Policies were issued before June 1, 2002 could choose only death benefit Option 1 or death benefit Option 2.
You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the option you choose, the death benefit we will pay is
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Option 1—The specified amount on the date of the insured person’s death.
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Option 2—The sum of (a) the specified amount on the date of the insured person’s death and (b) the Policy’s accumulation value as of the date of death.
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Option 3—The sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any partial surrenders. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the “cumulative amount of premiums you paid” until the total value of the premiums paid is equivalent to or greater than the amount surrendered.
For example, assume that as of the date of the insured person’s death, the specified amount is $300,000, the Policy’s accumulation value is $50,000, and the cumulative amount of premiums is $40,000 (after any reductions for amounts waived and any partial surrenders). Based on these facts, if Option 1 were selected, the death benefit would be $300,000; if Option 2 were selected, the death benefit would be $350,000; and if Option 3 were selected, the death benefit would be $340,000.
See “Partial surrender” for more information about the effect of partial surrenders on the amount of the death benefit.
Under either Option 2 or Option 3, your death benefit will be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under either Option 2 or Option 3.
Any premiums we receive after the insured person’s death will be returned and not included in your accumulation value.
Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit option. We refer to this larger benefit as the “required minimum death benefit” as explained below.
Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary, to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the “guideline premium test” or the “cash value accumulation test.” You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.
If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the test requirements.
The other major difference between the two tax tests involves the Policy’s required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.
If you selected death benefit Option 1, Option 2 or Option 3 at any time when the required minimum death benefit is more than the death benefit payable under the option you selected, the death benefit payable would be the required minimum death benefit.
Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase the required minimum death benefit. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.
If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy’s death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also tend to be higher. This compensates us for the additional risk that we might have to pay the higher required minimum death benefit.
If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy’s accumulation value by a required minimum death benefit percentage that will be shown on page 29 in your Policy. The required minimum death benefit percentage varies based on the age and sex of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male, non-tobacco, ages 40 to 99.
APPLICABLE PERCENTAGES UNDER CASH VALUE ACCUMULATION TEST
Insured Person’s Attained Age	40	45	50	55	60	65	70	75	99
%	344%	293%	252%	218%	191%	169%	152%	140%	104%
If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy’s accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person’s age is 40 or less and decreases each year thereafter to 100% when the insured person’s age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 and 95 are set forth in the following table.
APPLICABLE PERCENTAGES UNDER GUIDELINE PREMIUM TEST
Insured Person’s Attained Age	40	45	50	55	60	65	70	75	95+
%	250%	215%	185%	150%	130%	120%	115%	105%	100%
Your Policy calls the multipliers used for each test the “Death Benefit Corridor Rate.”
Base coverage and supplemental coverage. When you apply for a Policy, the amount of insurance you select is called the “specified amount.” The specified amount may be made up of two types of coverage: base coverage, which will always be present, and supplemental coverage, which may also be included. The total of the two coverages cannot be less than the minimum of $50,000 and at least 10% of the total must be base coverage when you purchase the Policy.

Generally, if we assess less than the maximum guaranteed charges under your Policy and if you choose supplemental coverage instead of base coverage, then in the early Policy years you will reduce your total charges and increase your accumulation value and cash surrender value. The more supplemental coverage you elect, the greater will be the amount of the reduction in charges and increase in accumulation value.
You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage:
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In general, the larger percentage of supplemental coverage you choose when your Policy is issued, the shorter the time the guarantee period benefit will be in force;
•
We pay a higher level of compensation for the sale of base coverage than for supplemental coverage either when you purchase your Policy or when you pay additional premiums at any time through the tenth Policy year (we do not provide compensation for premiums we receive after the tenth Policy year);
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Supplemental coverage has no surrender charges;
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The cost of insurance rate for supplemental coverage is always equal to or less than the cost of insurance rate for an equivalent amount of base coverage; and
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We do not collect the monthly charge for each $1,000 of specified amount that is attributable to supplemental coverage.
You can change the percentage of base coverage when you increase the specified amount, but at least 10% of the total specified amount after the increase must remain as base coverage. There is no charge when you change the percentages of base and supplemental coverages. However, if you increase your Policy’s base coverage, we will impose a new surrender charge only upon the amount of the increase in base coverage. The new surrender charge applies for the first 10 Policy years following the increase. The percentage that your base and supplemental coverages represent of your specified amount will not change whenever you decrease the specified amount. A partial surrender will reduce the specified amount. In this case, we will deduct any surrender charge that applies to the decrease in base coverage, but not to the decrease in supplemental coverage since supplemental coverage has no surrender charge.
You should use the mix of base and supplemental coverage to emphasize your own objectives. For instance, our guarantee of a minimum death benefit (through the guarantee period benefit) may be essential to your planning. If this is the case, you may wish to maximize the percentage amount of base coverage you purchase. Policy owner objectives differ. Therefore, before deciding how much, if any, supplemental coverage you should have, you should discuss with your AGL representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverages can affect your Policy values under different assumptions.
Changing the Specified Amount of Insurance
Increase in coverage. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.
We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, sex and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge
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applies to any amount of the increase that you request as base (rather than supplemental) coverage;
•
applies as if we were instead issuing the same amount of base coverage as a new Platinum Investor III Policy; and
•
applies to the amount of the increase for the 10 Policy years following the increase.
Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of base coverage. The additional charge will be applied to the increase in your base coverage portion of the increase in the specified amount for the first 7 Policy years following the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.
You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase, with one exception. Base coverage must be at least 10% of the total specified amount after the increase.

Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the specified amount cannot be less than the greater of:
•
$50,000; and
•
any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.
We will apply a reduction in specified amount proportionately against the specified amount provided under the original application and any specified amount increases. The decrease in specified amount will decrease both your base and supplemental coverage in the same ratio they bear to your specified amount before the decrease. We will deduct from your accumulation value any surrender charge that is due on account of the decrease. We will also reduce any remaining surrender charge amount associated with the portion of your Policy’s base coverage that has been reduced. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed.
A reduction in specified amount will not reduce the monthly charge per $1,000 of base coverage or the amount of time for which we assess this charge. For instance, if you increase your base coverage and follow it by a decrease in base coverage within 7 years of the increase, we will assess the monthly charge per $1,000 of base coverage against the increase in base coverage for the full 7 years even though you have reduced the amount of base coverage.
Changing Death Benefit Options
Change of death benefit option. You may at any time before the death of the insured person request us to change your choice of death benefit option from:
Option 1 to Option 2;
Option 2 to Option 1; or
Option 3 to Option 1.
No other changes are permitted. A change from Option 3 to Option 1 may be subject to regulatory approval in your state.
•
If you change from Option 1 to Option 2, we automatically reduce your Policy’s specified amount of insurance by the amount of your Policy’s accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day (see “Monthly deduction days”) following the date we receive your request for change. We will take the reduction proportionately from each component of the Policy’s specified amount. We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit option, your Policy’s monthly insurance charge and surrender value will not change.
•
If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy’s specified amount by the amount of your Policy’s accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) to your Policy, and which has not been removed by a decrease in your Policy’s specified amount. For the purpose of this calculation, if base and supplemental coverages were issued on the same date, we will consider the supplemental coverage to have been issued later. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit option, your Policy’s monthly insurance charge and surrender value will not change.
•
If you change from Option 3 to Option 1, your Policy’s specified amount will not change. The monthly charge per $1,000 of base coverage and the cost of insurance rates will not change. Your Policy’s monthly insurance charge will decrease, and the surrender value will increase.
Tax consequences of changes in insurance coverage. Please read “Federal Tax Considerations -Tax Effects” to learn about possible tax consequences of changing your insurance coverage under your Policy. You should consult a tax advisor regarding your circumstances.
Effect of changes in insurance coverage on guarantee period. A change in coverage does not result in termination of the guarantee period, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy’s cash surrender value declines to zero. The details of this guarantee are discussed under “Monthly guarantee premiums.”

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefits associated with your Policy, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with each benefit included in the tables may be found in “Fee Table.”
Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Planned Periodic Premiums	allows you to select a premium payment plan to help you pay premiums on a regular basis	•No additional charge •Billing occurs monthly, quarterly, semi-annually, or annually •Payment is not mandatory, but insufficient premium payments may cause the Policy to lapse
American Home Guarantee	Insurance obligations under certain Policies are also guaranteed by American Home Assurance Company, an affiliate of AGL	•No additional charge •Applies only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. •AGL guarantees obligations under all Policies
Dollar Cost Averaging (DCA) Program	automatically transfers accumulation value from a variable investment option of your choice to one or more other variable investment options on a regular basis
•No additional charge
•Must have at least $5,000 of accumulation value in the
transferring variable investment option to start dollar cost averaging
•Minimum amount per transfer is $100
•Transfers may occur monthly, quarterly, semi-annually, or
annually
•Only one instruction may be maintained at any time
•No transfers to or from the Fixed Account
•Not available while automatic rebalancing is in effect
•Transfers do not count against free transfer limits
•We reserve the right to modify, suspend, or terminate this
program at any time

Automatic Rebalancing	automatically rebalances your accumulation value in the variable investment options to correspond to your premium allocation designation
•No additional charge
•Must have at least $5,000 of accumulation value to use
automatic rebalancing
•Rebalances may occur quarterly, semi-annually, or annually
•Only one instruction may be maintained at any time
•No rebalancing for the Fixed Account
•Not available while DCA instructions are in effect
•Rebalances do not count against free transfer limits

Guarantee Period Benefit	Protects against lapse during guarantee period
•Failure to pay monthly guarantee premiums may terminate
guarantee period
•Amount of monthly guarantee premiums, and duration of the
guarantee period, depend on personal characteristics, overall
Policy charges, base coverage, and supplemental coverage
•Monthly guarantee premiums will change whenever the
specified amount, death benefit option, or rider elections are changed
•Guarantee period may range from 3 to 10 years
•Guarantee period is 5 years for New Jersey Policies

Optional Benefits (Additional Charge Applies)
Name of Benefit	Purpose	Brief Description of Restrictions/ Limitations
Accidental Death Benefit Rider	Pays an additional death benefit if the insured person dies from accidental causes	•Available only at time of Policy issue •Additional charge applies

Optional Benefits (Additional Charge Applies)
Name of Benefit	Purpose	Brief Description of Restrictions/ Limitations
Children’s Term Insurance Rider	Provides term life insurance coverage on the eligible children of the insured person	•Available at time of Policy issue or any time thereafter •Additional charge applies
Maturity Extension Rider (Accumulation Value or Death Benefit versions)	Gives you the option to extend the Policy’s maturity date
•Available at time of Policy issue and for a limited time
thereafter
•Not available in all states
•Additional charge applies
•Must be exercised before the original maturity date
•Death benefit after exercise differs for the “Accumulation
Value” version and the “Death Benefit” version
•Partial surrenders and Policy loans may significantly reduce the post-exercise death benefit
•After exercise, no additional premium payments and no
changes in specified amount

Spouse Term Rider	provides term life insurance for the insured person’s spouse	•Available only at time of Policy issue •Additional charge applies •Automatically terminates on the Policy anniversary nearest the spouse’s 75th birthday
Terminal Illness Rider	provides the Policy owner with the right to request a benefit if the Policy’s insured person is certified as having a terminal illness
•Available at time of Policy issue or any time thereafter
•Not available in all states
•Additional charges apply
•Must be certified as having a terminal illness and less than 12 months to live
•Benefit limited to 50% of death benefit (excluding any rider benefits), not to exceed $250,000
•Benefit payment, plus interest and an additional fee, becomes a lien against future Policy benefits and the cash surrender value
•Policy will terminate if the total lien, plus any other Policy loans, exceeds the current death benefit

Waiver of Monthly Deduction Rider	provides a waiver of all monthly charges from accumulation value so long as the Policy’s insured person is totally disabled
•Available only at time of Policy issue
•Not available if initial specified amount is greater than
$5,000,000
•Additional charge applies
•Insured must be younger than age 56 at time of purchase
•Outstanding loan interest is not waived – nonpayment of loan interest may cause the Policy to lapse
•Specified amount may not be increased while charges are
being waived
•No guarantee that the benefit will prevent Policy lapse

ADDITIONAL INFORMATION ABOUT POLICY RIDERS

You may be eligible to add an additional rider benefit to your Policy. You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service (“IRS”) guidance and rules that pertain to the Code’s definition of life insurance as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits. Some of the riders provide guaranteed benefits that are obligations of our general account and not of the Separate Account. See “Our general account.”
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Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is a charge for this rider. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.
For example, assume the owner has a Policy with a specified amount of $360,000 and this rider with a benefit amount of $25,000. Under these facts, if the insured person dies from the covered accidental causes, a $25,000 accidental death benefit would be paid in addition to the $360,000 death benefit from the base Policy.
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Children’s Term Insurance Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this rider. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. You may terminate the rider at any time. If you do so, the charge will cease.
For example, assume the Policy owner purchases this rider with a benefit of $10,000 to cover his or her eligible children. If an eligible child dies during the effective period of the rider, a benefit of $10,000 would be paid.
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Maturity Extension Rider. This rider gives you the option to extend the Policy’s maturity date beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version. Either or both versions may not be available in your state.
The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of the insured person’s death. For example, if the insured person dies after the original maturity date and the accumulation value equals $100,000 as of the date of death, the death benefit under the Policy would likewise equal $100,000. However, the death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version until you reach your original maturity date. After your original maturity date, we will charge a monthly fee of no more than $10.
The Death Benefit version provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. For example, if the insured person dies after the original maturity date and death benefit Option 2 was in effect on the day prior to the original maturity date, and as of the date of death the specified amount equaled $100,000 and the accumulation value equaled $20,000, the death benefit would equal $100,000 + $20,000 = $120,000. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.
We will charge you the following amounts under the death benefit version
○
A monthly fee of no more than $30 for each $1,000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date; and
○
A monthly fee of no more than $10. This fee begins on your original maturity date if you exercise your right under the rider to extend your original maturity date.
Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will have no remaining right to receive a benefit under the rider.

Both versions of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period before your original maturity date. In Illinois you may select either version of the rider only after we issue your Policy.
There are features common to both riders in addition to the $10 maximum monthly fee. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments, or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described in this prospectus. Once you have exercised your right to extend your original maturity date, you cannot revoke it. The monthly fee will continue. You can, however, surrender your Policy at any time.
Extension of the maturity date beyond the insured person’s age 100 may result in current taxation of increases in your Policy’s accumulation value as a result of interest or investment experience after that time. You should consult a tax advisor before making such an extension.
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Spouse Term Rider. This rider provides term life insurance on the life of the spouse of the Policy’s insured person. There is a charge for this rider. This rider terminates no later than the Policy anniversary nearest the spouse’s 75th birthday. You can convert this rider into any other insurance, except term, under our published rules at the time of conversion. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.
For example, assume the Policy owner purchases this rider with a benefit of $10,000 to cover his or her spouse. If the spouse dies during the effective period of the rider, a benefit of $10,000 would be paid.
•
Terminal Illness Rider. This rider provides the Policy owner with the right to request a benefit if the Policy’s insured person is certified as having a terminal illness (as defined in the rider) and less than 12 months to live. This rider is not available in all states. There is a charge for this rider. The maximum amount you may receive under this rider before the insured person’s death is 50% of the death benefit that would be due under the Policy (excluding any rider benefits), not to exceed $250,000. The amount of benefits paid under the rider, plus interest on this amount to the next Policy anniversary, plus an administrative fee (not to exceed $250), becomes a “lien” against the Policy.
For example, if the Policy owner has a policy with death benefit of $360,000, then the maximum the Policy owner may receive under this rider before death would be the lesser of 50% * $360,000 = $180,000 and $250,000, which is $180,000. Assume the Policy owner requests to receive the maximum benefit. The rider benefit payable would be the requested amount minus the one-time administrative fee charge, which equals $180,000 - $150 = $179,850. The remaining death benefit payable under the base policy after the terminal illness rider benefit is paid would become $360,000 - $180,000 = $180,000.
The maximum interest rate will not exceed the greater of
○
the Moody’s corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or
○
the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.
A lien is a claim by AGL against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. The cash surrender value of the Policy also will be reduced by the amount of the lien. Any time the total lien, plus any other Policy loans, exceeds the Policy’s then current death benefit, the Policy will terminate without further value. You can purchase this rider at any time prior to the maturity date. You may terminate this rider at any time. If you do so, the charge will cease.
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Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than $5,000,000. There is a charge for this rider. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy’s coverage. When we “pay benefits” under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy’s accumulation value does not change because of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

For example, assume an in-force Policy with the Waiver of Monthly Deduction Rider has an initial specified amount of $1,000,000, and the Policy owner exercises the rider after he or she has become totally disabled. Also assume that on the next monthly deduction day, a monthly charge of $200 would have been deducted from the Policy’s accumulation value (then equal to $11,000). Because the rider was exercised, we would waive that monthly charge; the accumulation value would remain $11,000 (excluding the impact of investment performance, any loan interest, and any additional premium payments would have on accumulation value). We would similarly waive all other monthly charges for the duration of the waiver.
Please note that this rider is not a guarantee against lapse. Even if monthly charges are being waived, it is possible that the Policy could lapse due to poor investment performance of the selected variable investment divisions or unpaid interest on outstanding loan amounts.
Tax Consequences of Additional Rider Benefits.
Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See “Federal Tax Considerations - Tax Effects.” You should consult a tax advisor for questions.
POLICY TRANSACTIONS

The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See “Policy Features.” Certain transactions also include charges. For information regarding other charges, see “Charges Under the Policy.”
eDelivery, Life Consumer Portal, Telephone Transactions and Written Transactions
See information, refer to Communication with AGL eDelivery, Life Consumer Portal, Telephone Transactions and Written Transactions.
Withdrawing Policy Investments
Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your “cash surrender value.” Because of the surrender charge, it is unlikely that a Platinum Investor III Policy will have any cash surrender value during at least the first year.
Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy’s cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy’s accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $50,000.
If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy’s specified amount by the amount of such withdrawal and charges, but not below $50,000. We will take any such reduction in specified amount in accordance with the description found under “Decrease in coverage.”
You may choose the investment option or options from which money that you withdraw will be taken; otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.
There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.
Exchange of Policy in certain states. Certain states require that a Policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.
Policy loans. You may at any time borrow from us an amount up to your Policy’s cash surrender value less the interest that will be payable on your loan to your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy’s cash surrender value less the loan interest payable to your next Policy anniversary. These rules are not applicable in all states.
We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount on a monthly basis at a guaranteed annual effective rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an annual effective rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.
If a new Policy loan is taken out on a date not coinciding with the Policy anniversary date, the loan interest charged is calculated from the date the loan is taken out to the next Policy anniversary. The following year, loan interest is calculated on the entire loan amount until the next Policy anniversary. Similarly, if the loan is paid off (in-part or in-whole) on a date not coinciding with the Policy anniversary date, the total loan amount will reflect an adjustment for the unearned loan interest. Disbursements from the Policy also result in adjusted interest. For instance, if a death claim occurs on a date not coinciding with the Policy anniversary date, and the Policy has an outstanding Policy loan, the total loan amount with an adjustment for the unearned loan interest will be subtracted from the death benefit.
Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.
You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.
You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such; otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person’s death.
A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued loan interest payable from the variable investment options and/or Fixed Account as collateral while the loan is outstanding, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account. We reduce the amount we pay on the insured person’s death, and the cash surrender value, by the amount of any outstanding Policy loan and accrued loan interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued loan interest payable reduce the cash surrender value to zero. If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the outstanding loan amount, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.
Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these “preferred loans.” The maximum amount eligible for preferred loans for any year is:
•
10% of your Policy’s accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or
•
if less, your Policy’s maximum remaining loan value at that Policy anniversary.
We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:
•
will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and
•
will never exceed an annual effective rate of 4.25%.
Maturity of your Policy. If the insured person is living on the “Maturity Date” shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person’s 100th birthday, unless you have elected the Maturity Extension Rider. See “Maturity Extension Rider” within the “Additional Information About Policy Riders.”
Tax considerations. Please refer to “Federal Tax Considerations” for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

POLICY PAYMENTS

Payment Options
The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person’s death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.
The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee’s heirs or estate will be paid the remaining payments.
The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:
•
Option 1 – Equal monthly payments for a specified period of time.
•
Option 2 – Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.
•
Option 3 – Equal monthly payments for the payee’s life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee’s request, the annuity rates that we then are using.
•
Option 4 – Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At the payee’s request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.
Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.
Interest rates that we credit under each option will be at least 3%.
Change of payment option. The owner may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.
Tax impact. If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a tax advisor before deciding whether to elect one or more payment options.
The Beneficiary
You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.
Assignment of a Policy
You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax advisor before making an assignment.
Payment of Proceeds
General. We generally will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person’s death, we will pay the proceeds as a single sum, normally within seven days thereafter.

Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.
Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.
Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:
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the NYSE is closed other than weekend and holiday closings;
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trading on the NYSE is restricted;
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an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the accumulation value is not reasonably practicable;
•
the SEC by order so permits for the protection of Policy owners; or
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we are on notice that the Policy is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.
Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.
Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,
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We cannot challenge the Policy after it has been in effect, during the insured person’s lifetime, for two years from the date the Policy was issued or restored after termination.
•
Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)
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We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person’s lifetime.
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We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy’s date of issue or the date the additional benefit rider becomes effective.
Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.
ADDITIONAL RIGHTS THAT WE HAVE

We have the right at any time to:
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transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;
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transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;
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end the automatic rebalancing feature if your accumulation value falls below $5,000;
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replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals or other applicable law;
•
add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;
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operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;
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operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

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make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.
VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS

We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals. Here are some of the potential variations:
Underwriting and premium classes. We may add or remove premium classes. We currently have nine premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:
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Four Non-tobacco classes: preferred plus, preferred, standard and special;
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Three Tobacco classes: preferred, standard and special; and
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Two Juvenile classes: juvenile and special juvenile.
Various factors such as the insured person’s age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. Premium classes are described in your Policy. Policies issued in New Jersey do not have the juvenile and special juvenile classes.
Policies purchased through “internal rollovers”
We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time but are evenly applied to all our customers.
State law requirements
AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.
Expenses or risks
AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.
Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

CHARGES UNDER THE POLICY

Statutory premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.50% to 3.5%. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.50%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes, which will increase the tax rate. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.
Premium expense charge. After we deduct premium tax from each premium payment, we currently deduct 5.0% from the remaining amount. We may increase this charge for all years, but it will never exceed 7.5%. AGL receives this charge to cover sales expenses, including commissions.
Daily charge (mortality and expense risk fee). We will deduct a daily charge at an annual effective rate of 0.70% (7/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an annual effective rate of 0.45%, and after 20 years, to an annual effective rate of 0.10%. We guarantee these rate reductions. AGL receives this charge to pay for our mortality and expense risks.
Flat monthly charge. We will deduct $6 from your accumulation value each month. We may lower this charge, but it is guaranteed to never exceed $6. The flat monthly charge is the Monthly Administration Fee shown on page 3A of your Policy. AGL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners’ requests.
Monthly charge per $1,000 of base coverage. We deduct a charge monthly from your accumulation value for the first 7 Policy years. This monthly charge also applies to the amount of any increase in base coverage during the 7 Policy years following the increase. This charge varies according to the age, sex and premium class of the insured person, as well as the amount of coverage. The dollar amount of this charge changes with each increase in your Policy’s base coverage. (We describe your base coverage and specified amount under “Your specified amount of insurance” and “Base coverage and supplemental coverage”.) This charge can range from a maximum of $1.25 for each $1,000 of the base coverage portion of the specified amount to a minimum of $0.03 for each $1,000 of base coverage. The representative charge is $0.16 for each $1,000 of base coverage. The initial amount of this charge is shown on page 3A of your Policy and is called “Monthly Expense Charge for First Seven Years.” Page 4 of your Policy contains a table of the guaranteed rates for this charge. AGL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.
Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our “net amount at risk” on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:
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greater amounts at risk result in a higher monthly insurance charge; and
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higher cost of insurance rates also results in a higher monthly insurance charge.
Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore, your monthly insurance charge can be greater or less, depending on investment performance.
Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, sex and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.
In general, the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also, our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.
Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your agent can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

AGL receives this charge to fund the death benefits we pay under the Policies.
Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, children’s term insurance rider, two versions of maturity extension rider, spouse term rider, terminal illness rider and waiver of monthly deduction rider. The riders are described under “Additional Information about Policy Riders.” The specific charges for any riders you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.
Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 10 Policy years (and for a maximum of the first 10 Policy years after any increase in the Policy’s base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.
The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. Your Policy’s surrender charge will be found in the table beginning on page 27 of the Policy. The maximum surrender charge is $48 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $7 per $1,000 of the base coverage (or any increase in the base coverage). The representative surrender charge is $18 per $1,000 of base coverage (or any increase in the base coverage).
The surrender charge decreases on an annual basis beginning in the fourth year of its 10 year period referred to above until, in the eleventh year, it is zero (or the eleventh year following any increase in the Policy’s base coverage). These decreases are also based on the age and other insurance characteristics of the insured person.
The following chart illustrates how the surrender charge declines over the first 10 Policy years. The chart is for a 40 year old male. Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.
Surrender Charge for a 40 Year Old Male
Policy Year	1	2	3	4	5	6	7	8	9	10	11
Surrender Charge Per $1,000 of Base Coverage	$18	$18	$18	$16	$14	$11	$9	$7	$5	$2	$0
We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy’s base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See “Partial surrender” and “Change of death benefit option.”
For those Policies that lapse in the first 10 Policy years, AGL receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher premiums and higher charges, including higher surrender charges. Depending on the age and health risk of the insured person when the Policy is issued, more premium may be required to pay for all Policy charges. As a result, we use the insured person’s age, sex and premium class to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.
Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.
Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.
Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.
Loan Interest Spread. We refer to the difference between the amount we charge you for a loan and the amount that we credit to the portion of your accumulation value in the Fixed Account used as collateral for the loan as the “loan interest spread.” We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. See “Policy loans.”

Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value.
For a further discussion regarding these charges we will deduct from your investment in a Policy, see “More About Policy Charges.”
Fund Charges. Charges deducted from and expenses paid out of the assets of the Funds are described in the prospectuses for the Funds.
During periods of low short-term interest rates, and in part due to Policy fees and expenses that are assessed as frequently as daily, the yield of the money market investment option may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment option are less than the Policy’s fees and expenses, the money market investment option’s unit value will decrease. In the case of negative yields, your accumulation value in the money market investment option will lose value.
Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.
More About Policy Charges
Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:
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mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);
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sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);
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regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and
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expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).
The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.
General. We generally will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person’s death, we will pay the proceeds as a single sum, normally within seven days thereafter.

DISTRIBUTION OF THE POLICIES

The Policies are offered on a continuous basis through Corebridge Capital Services, Inc. (“CCS”), located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302. CCS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”). CCS is an indirect, wholly owned subsidiary of AGL. No underwriting fees are paid in connection with the distribution of the policies.
We and CCS have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.
We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:
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90% of the premiums received in the first Policy year up to a “target” amount;
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3% of the premiums up to the target amount received in each of Policy years 2 through 10;
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3% of the premiums in excess of the target amount received in each of Policy years 1 through 10;
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0.25% annually of the Policy’s accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 20;
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0.15% annually of the Policy’s accumulation value (reduced by any outstanding loans) in the investment options in each Policy year after Policy year 20;
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a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and
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any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.
The greater the percentage of supplemental coverage the owner selects when applying for a Policy or on future increases to the specified amount, the less compensation we would pay either for the sale of the Policy or for any additional premiums received during the first 10 Policy years (we do not pay compensation for premiums we receive after the 10th Policy year). We will pay the maximum level of compensation if the owner chooses 100% base coverage.
At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 115% of the premiums we receive in the first Policy year.
The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.
The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.
We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.
You should discuss with your selling firm and/or registered representative how they are compensated for sales of a Policy and/or any resulting real or perceived conflicts of interest. You may wish to take such compensation arrangements into account when considering or evaluating any recommendation relating to this Policy.
We sponsor a non-qualified deferred compensation plan (“Plan”) for our insurance agents. The Plan is closed to new participants. Some of our agents may be registered representatives of broker-dealers that are or were our affiliates and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred, and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

ACCUMULATION VALUE

Your accumulation value. From each premium payment you make, we deduct the charges that we describe under “Statutory premium tax charge” and “Other deductions from each premium payment.” We invest the rest in one or more of the investment options listed in the chart in this prospectus, as well as the Fixed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your “accumulation value.”
Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges under “Charges Under the Policy.”
You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative or from the Administrative Center. See “Contact Information.”
We invest any accumulation value you have allocated to the Fixed Account as part of our general account assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under “Allocation of charges.” The “daily charge” described in the fees and expenses of the Funds do not apply to the Fixed Account.
Policies are “non-participating.” You will not be entitled to any dividends from AGL.
POLICY LAPSE AND REINSTATEMENT

If your Policy’s cash surrender value (the Policy’s accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, you must pay additional premium in order to keep your Policy in force. We will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the loan is not repaid, however, it will be reinstated with your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy “reinstated,” you must do this within 5 years (or, if earlier, before the Policy’s maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

FEDERAL TAX CONSIDERATIONS

The discussion below is intended for general informational purposes only and is not intended as tax advice, either general or individualized, nor should be interpreted as providing any predictions or guarantees of a particular tax treatment. This discussion is based upon the Company’s understanding of current tax rules and interpretations Finally, this discussion does not address all Federal income tax consequences of transactions (including consequences of sales to foreign individuals or entities), state or local tax consequences, estate or gift tax consequences, or the impact of foreign tax laws, associated with your life insurance policy. Except as described in the withholding section, this discussion assumes that the policy owner and beneficiaries under the policy are natural persons who are U.S. citizens and residents. The consequences for ownership by entity, corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different.
Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have a retroactive effect as well. Any verbal interactions/written communications, including this form, you have with and/or receive from us are intended solely to educate you or facilitate the administration with respect to our products and services or facilitate the administration of this life insurance policy . As a result, you should consult a tax adviser about the application of tax rules found in the Internal Revenue Code of 1986, as amended (“IRC” or “the Code”), Treasury Regulations, applicable Internal Revenue Service (“IRS”) guidance, an any regulatory developments to your individual situation.
Tax Effects
Generally, the death benefit paid under a Policy is not subject to income tax. There are specific circumstances where the death benefit may be taxable, such as if the policy was transferred for value during the life of the insured. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy’s accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.
Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a “modified endowment contract.” In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses or you surrender your Policy, you may have to pay income tax on a portion of any outstanding loan.
Please consult your legal or tax advisor with any questions regarding the tax effects of your life insurance policy.
General. The Policy will be treated as “life insurance” for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Code (under either the Cash Value Accumulation Test or the Guideline Premium Test) and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:
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the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax (assuming your policy was not transferred for value during the life of the insured); and
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increases in your Policy’s accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.
The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a modified endowment contract, as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).
Testing for modified endowment contract status. The Code provides for a “seven-pay test.” This test determines if your Policy will be a “modified endowment contract.”
If, at any time during the first 7 Policy years:
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you have paid a cumulative amount of premiums;
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the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and
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the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits (“paid-up” means no future premium payments are required) after the payment of seven level annual premiums;
then your Policy will be a modified endowment contract.

Whenever there is a “material change” under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A “material change” for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy’s specified amount, and certain other changes.
If your Policy’s benefits are reduced during the first 7 Policy years (or within 7 years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.
We will attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.
A life insurance policy that is received in a tax free exchange under Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.
Policy changes. We will not permit a change to your Policy that would result in the Policy not meeting the definition of life insurance under Section 7702 of the Code. Changes made to your Policy (for example, adding a rider to your Policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy. Under Notice 2016-63 published by the Internal Revenue Service, certain policy changes, not expressly provided for in your Policy, may have adverse federal income tax effects. You should consult your personal tax advisor about the effect of any change to your Policy as it relates to Section 7702 and the termination date of the Mortality Tables.
Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a tax advisor regarding the impact of any rider you may purchase.
Tax treatment of minimum withdrawal benefit rider payments. You may have purchased a minimum withdrawal benefit rider that can provide payments to you. If applicable to you, generally, we will treat each rider benefit payment as withdrawal of basis first. All payments or withdrawals after basis has been reduced to zero, will be treated as taxable amounts. However, you should be aware that little guidance is available regarding the taxability of these benefits. Please consult a tax advisor with any questions.
Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person’s lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.
After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your “basis” in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.
On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.
Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an “income-first” basis. Distributions:
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include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

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will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and
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have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.
For modified endowment contracts, your basis:
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is similar to the basis described above for other policies; and
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will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.
A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:
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to taxpayers 59½ years of age or older;
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in the case of a terminal illness;
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in the case of a disability (as defined in the Code); or
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to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.
If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date, policy lapse or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.
Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.
Tax reporting upon a reportable policy sale or receipt of any notice of a transfer of a life insurance policy to a foreign person. Section 6050Y of the Code, requires that the purchaser of a policy via a reportable policy sale is required to provide certain information to the issuer, seller and Internal Revenue Service (IRS). A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller. Upon receipt of the report from the buyer of a reportable policy sale or the receipt of any notice of a transfer of a life insurance policy to a foreign person, the issuer of the policy is required to report certain information to the IRS and the seller of the life insurance policy. Additionally, for those policies associated with a reportable policy sale, the death benefits paid out to the beneficiaries will also be reported to the IRS. Please consult a tax advisor with any questions.
Diversification and investor control. For a contract to be treated as a variable life insurance policy for Federal income tax purposes, the underlying investments under the life insurance policy must be “adequately diversified” and You cannot be considered as having investor control over the assets of the life insurance policy for purposes of the Code. If the life insurance policy fails to comply with these diversification and investor control standards, it would disqualify your Policy as a life insurance policy under section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary.
Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.” We expect that the manager of the Underlying Funds monitors the Funds to comply with these Treasury Regulations.
Investor Control. Under certain circumstances, you, and not the Company, could be treated as the owner of the assets held in the Separate Account under your life insurance policy, based on the degree of control you exercise over the underlying investments. There is little guidance in this area, and the determination of whether you possess sufficient incidents of ownership over such assets depends on all of the relevant facts and circumstances. While we believe the contract does not give you investor control over such assets, we reserve the right to modify the contract as necessary to prevent you from being considered as the owner of the assets of the contract for purposes of the Code.
Estate and generation skipping taxes. If the insured person is the Policy’s owner, the death benefit under the Policy will generally be includable in the owner’s estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.
As a general rule, if a “transfer” is made to a person two or more generations younger than the Policy’s owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to “transfers” that would be subject to the gift and estate tax rules. You should consult with a tax advisor for specific information, especially where benefits are passing to younger generations.
The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.
Life insurance in split dollar arrangements. The IRS and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the “economic benefit” regime and the “loan” regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner.
Purchasers of life insurance policies are strongly advised to consult with a tax advisor to determine the tax treatment resulting from a split dollar arrangement.
Pension and profit-sharing plans. As of the publication date, AGL has confirmed its position that it will not sell life insurance into a pension or profit-sharing plan or qualified plan under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.
The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant’s gross income. This cost (generally referred to as the “P.S. 58” cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant’s beneficiary, then the excess of the death benefit over the policy’s accumulation value will not be subject to federal income tax. However, the policy’s accumulation value will generally be taxable to the extent it exceeds the participant’s cost basis in the policy. The participant’s cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining “P.S. 58” costs are currently provided under Notice 2002-8, 2002-1 CB 398.
There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. On December 20, 2019 the Setting Every Community Up for Retirement Enhancement (SECURE) Act was signed into law as part of larger appropriations legislation. The SECURE Act includes many provisions affecting Qualified Contracts, some of which became effective upon enactment or on January 1, 2020, and certain provisions were retroactively effective. Additionally, on March 27, 2020, the Coronavirus Aid, Relief, and Economic Security (CARES) Act was signed into law. Like the SECURE Act, the CARES Act includes some provisions that affect Qualified Contracts for 2020. The SECURE 2.0 Act OF 2022 “SECURE 2.0” was passed on December 29, 2022, as part of the broader Consolidated Appropriations Act of 2023. SECURE 2.0 includes many provisions affecting Qualified Contracts, some of which were effective January 1, 2023. You should consult a tax advisor regarding any questions you have associated with the applicability of the SECURE Act, the CARES Act, or SECURE 2.0 to your life insurance.
Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person’s consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.
ERISA. Employers and employer-created trusts holding the policy may be subject to reporting, disclosure and fiduciary obligations under ERISA. You should consult a tax or legal advisor for questions.
When we withhold income taxes. Generally, taxable amounts distributed from your life insurance policy are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution and, in certain cases, the amount of your distribution. An election out of federal withholding must be made in accordance with the IRS guidance as directed on forms that we provide. If an election out of withholding or election of another amount is not made, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, and the payee was single with no adjustments, or (2) for other distributions, at the rate of 10%. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless payments are directed to your U.S. residential address.
State income tax withholding rules vary, and we will withhold based on the rules of your state of residence. Your state may require any election associated with withholding to be undertaken on the state’s prescribed form.
Special tax rules apply to withholding for non-United States persons, and we generally withhold income tax for such non-United States persons at a rate of 30% of the taxable amount. A different withholding rate may be applicable to a non-United States person based on the terms of an existing income tax treaty between the United States and the non-United States person’s country. To qualify for any reduced withholding, the non-United States person must provide applicable certifications under Form W-8 BEN-E, Form W-8IMY, or other applicable form. Any Form W-8, including the Form W-8 BEN-E and Form W-8IMY, is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. Note, any payments made to a foreign entity, where such entity fails to provide the applicable certifications, may result in a 30% withholding on certain gross payments, which could include distributions from cash value life insurance or annuity products. You should consult your tax adviser as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.
Other tax withholding. Any owner not exempt from United States federal tax withholding should consult a tax advisor as to the availability of an exemption from, or reduction of, such tax withholding under an applicable income tax treaty, if any.
Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a tax advisor with any questions.
Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R’s investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.
We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.
Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account, the Company, or the principal underwriter. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its obligations with respect to the Policies or of the depositor to meet its obligations under the Policies.
Various lawsuits against the Company have arisen in the ordinary course of business. As of the date of this prospectus, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Separate Account or of the depositor to meet its obligations under the Policies.
FINANCIAL STATEMENTS

The financial statements of AGL, the Separate Account and American Home can be found in the SAI. The back cover page to this prospectus describes how you can obtain a free copy of the SAI. The financial statements are also available on the Company’s website at www.corebridgefinancial.com/support and on SEC’s website at www.sec.gov. We encourage Policy owners to read and understand the financial statements.

INDEX OF SPECIAL WORDS AND PHRASES

Defined Term	Page to See in this prospectus
accumulation value	8
Administrative Center	18
automatic rebalancing	27
Base coverage	31
beneficiary	45
cash surrender value	25
cash value accumulation test	33
close of business	29
Code or Internal Revenue Code	30
Contact Information	16
cost of insurance	49
daily charge	48
date of issue	30
death benefit	8
dollar cost averaging	27
Fixed Account	22
full surrender	42
free look	26
Fund	1
grace period	54
guarantee period benefit	24
guideline premium test	32
insured person	1
investment options	7
lapse	5
lien	41
loan (see “Policy loans” in this Index)	43
loan interest	51
maturity, maturity date	44
modified endowment contract	55
monthly deduction days	30
monthly guarantee premium	24
monthly insurance charge	49
net amount at risk	49
Option 1, Option 2 and Option 3	8
partial surrender	42
payment options	44
planned periodic premiums	24
Policy loans	43
Policy month, year	30
preferred loans	44
premium class	47
premium payments	23
reinstate, reinstatement	54
required minimum death benefit	8
Separate Account VL-R	17
seven-pay test	55
specified amount	7
supplemental coverage	33
surrender	14

Defined Term	Page to See in this prospectus
transfers	20
valuation date	29
valuation period	29
variable investment options	7

APPENDIX A – FUNDS AVAILABLE UNDER THE POLICY

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.corebridgefinancial.com/AGVUL. You can also request this information at no cost by calling 1-800-340-2765. Depending on the optional benefits you choose, you may not be able to invest in certain Funds. See “Investment Requirements For Optional Benefits” in this appendix.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available at www.corebridgefinancial.com/AGVUL or by calling 1-800-340-2765.
Type	Fund – Share Class Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Balanced	Fidelity® VIP Asset Manager 50%SM Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc. Sub-Adviser: Fidelity Investments Money Management, Inc.	0.77%	14.65%	5.40%	6.86%
	Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2 Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	0.71%	12.99%	4.57%	7.11%
	Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2 Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	0.73%	14.23%	5.25%	7.75%
	Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2 Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	0.76%	15.16%	5.98%	8.61%
	Invesco V.I. Equity and Income Fund - Series I Shares Adviser: Invesco Advisers, Inc.	0.57%	12.81%	8.94%	8.92%
	SunAmerica ST SA JPMorgan Diversified Balanced Portfolio - Class 1 Shares* Adviser: SunAmerica Asset Management, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	0.72%	12.95%	6.06%	7.54%
Commodity	PIMCO CommodityRealReturn® Strategy Portfolio - Administrative Class* Adviser: Pacific Investment Management Company LLC	2.28%	18.79%	10.55%	6.54%
Domestic Equity	Alger Capital Appreciation Portfolio - Class I-2 Shares Adviser: Fred Alger Management, LLC	0.93%	32.87%	16.33%	18.17%
	Alger Mid Cap Growth Portfolio - Class I-2 Shares* Adviser: Fred Alger Management, LLC	0.94%	16.76%	3.01%	11.68%
	LVIP American Century® Value Fund* Adviser: Lincoln Investment Advisors Corporation Sub-Adviser: American Century Investment Management, Inc.	0.71%	16.02%	11.65%	10.23%
	BNY Mellon Investment Portfolios, MidCap Stock Portfolio - Initial Shares* [2] Adviser: BNY Mellon Investment Adviser, Inc.	0.80%	10.07%	9.67%	8.78%
	BNY Mellon Variable Investment Fund, Small Cap Portfolio - Initial Shares* 2 3 Adviser: BNY Mellon Investment Adviser, Inc.	0.74%	10.99%	4.26%	7.83%
	Fidelity® VIP ContrafundSM Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	0.81%	21.19%	15.08%	15.49%
	Fidelity® VIP Equity-Income PortfolioSM - Service Class 2 Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	0.72%	18.75%	12.23%	11.32%
Domestic Equity	Fidelity® VIP Growth Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	0.81%	14.61%	13.41%	17.15%

Type	Fund – Share Class Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	0.82%	11.49%	9.83%	10.31%
	Franklin Templeton - Franklin Mutual Shares VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.94%	11.52%	9.21%	7.53%
	Franklin Templeton - Franklin Small Cap Value VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.90%	7.65%	8.86%	9.81%
	Goldman Sachs VIT Strategic Growth Fund* Adviser: Goldman Sachs Asset Management, L.P.	0.71%	17.92%	12.76%	16.43%
	Invesco V.I. Growth and Income Fund – Series I Shares* Adviser: Invesco Advisers, Inc.	0.75%	15.62%	12.85%	10.73%
	Janus Henderson Enterprise Portfolio - Service Shares Adviser: Janus Capital Management LLC	0.97%	7.41%	7.35%	12.51%
	LVIP JPMorgan Mid Cap Value Fund Adviser: Lincoln Investment Advisors Corporation Sub-Adviser: J.P. Morgan Investment Management Inc.	0.73%	4.72%	9.63%	8.77%
	LVIP JPMorgan Small Cap Core Fund Adviser: Lincoln Investment Advisors Corporation Sub-Adviser: J.P. Morgan Investment Management Inc.	0.75%	10.27%	6.40%	8.95%
	MFS® VIT Growth Series - Initial Class* [2] Adviser: Massachusetts Financial Services Company	0.72%	12.19%	11.10%	15.60%
	MFS® VIT II Core Equity Portfolio - Initial Class* [2] Adviser: Massachusetts Financial Services Company	0.79%	12.50%	11.52%	13.81%
	MFS® VIT New Discovery Series - Initial Class* Adviser: Massachusetts Financial Services Company	0.87%	12.96%	-0.28%	10.74%
	MFS® VIT Research Series - Initial Class* Adviser: Massachusetts Financial Services Company	0.74%	12.85%	11.15%	12.93%
	Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio – Class I Shares[2] Adviser: Morgan Stanley Investment Management Inc.	0.78%	35.72%	3.41%	17.76%
	Neuberger Berman AMT Mid Cap Growth Portfolio – Class I Adviser: Neuberger Berman Investment Advisers LLC	0.90%	5.45%	4.47%	10.96%
	Victory Pioneer Fund VCT Portfolio – Class I Shares* [1] Adviser: Amundi Asset Management US, Inc.	0.75%	23.36%	14.98%	15.75%
	Victory Pioneer Mid Cap Value VCT Portfolio – Class I Shares[1] Adviser: Amundi Asset Management US, Inc.	0.79%	11.18%	11.16%	9.01%
	Victory Pioneer Select Mid Cap VCT Portfolio – Class I Shares* Adviser: Amundi Asset Management US, Inc.	0.86%	20.48%	5.73%	11.93%
	Putnam VT Large Cap Value Fund – Class IB2 Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.80%	14.34%	13.44%	17.67%
	SunAmerica ST SA JPMorgan Mid-Cap Growth Portfolio – Class 1 Shares* Adviser: SunAmerica Asset Management, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	0.75%	8.07%	4.24%	12.17%
	VALIC Co. I Mid Cap Index Fund* Adviser: The Variable Annuity Life Insurance Company Sub-Adviser: BlackRock Investment Management LLC	0.35%	6.95%	8.68%	10.34%

Type	Fund – Share Class Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
	VALIC Co. I Nasdaq-100® Index Fund* Adviser: The Variable Annuity Life Insurance Company Sub-Adviser: BlackRock Investment Management LLC	0.42%	20.42%	14.73%	19.06%
Domestic Equity	VALIC Co. I Science & Technology Fund* Adviser: The Variable Annuity Life Insurance Company Sub-Adviser: Allianz Global Investors U.S. LLC Sub-Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: Wellington Management Company LLP	0.91%	22.57%	11.59%	18.92%
	VALIC Co. I Small Cap Index Fund* Adviser: The Variable Annuity Life Insurance Company Sub-Adviser: BlackRock Investment Management LLC	0.38%	12.23%	5.69%	9.27%
	VALIC Co. I Stock Index Fund* Adviser: The Variable Annuity Life Insurance Company Sub-Adviser: BlackRock Investment Management LLC	0.23%	17.55%	14.08%	14.46%
	Vanguard® VIF Real Estate Index Portfolio Adviser: The Vanguard Group, Inc.	0.26%	3.11%	4.51%	5.08%
Fixed Income	Franklin Templeton - Franklin U.S. Government Securities VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.78%	6.69%	0.02%	1.14%
	Invesco V.I. High Yield Fund – Series I Shares[2] Adviser: Invesco Advisers, Inc.	0.89%	6.73%	3.64%	4.83%
	PIMCO Real Return Portfolio - Administrative Class Adviser: Pacific Investment Management Company LLC	1.07%	7.85%	1.21%	3.21%
	PIMCO Short-Term Portfolio - Administrative Class Adviser: Pacific Investment Management Company LLC	0.62%	4.67%	3.25%	2.76%
	PIMCO Total Return Portfolio - Administrative Class Adviser: Pacific Investment Management Company LLC	0.79%	8.89%	0.02%	2.36%
	Putnam VT Diversified Income Fund – Class IB* Adviser: Franklin Advisers, Inc Sub-Adviser: Putnam Investment Management, LLC	1.07%	8.58%	1.81%	3.03%
	Vanguard® VIF High Yield Bond Portfolio Adviser: Wellington Management Company LLP	0.24%	9.18%	4.05%	5.62%
International Equity	Franklin Templeton - Templeton Foreign VIP Fund – Class 2* Adviser: Templeton Investment Counsel, LLC	1.06%	29.19%	8.25%	5.75%
	Invesco V.I. Core Equity Fund – Series I Shares[2] Adviser: Invesco Advisers, Inc.	0.80%	16.17%	12.81%	11.73%
	Invesco V.I. EQV International Equity Fund - Series I Shares[4] Adviser: Invesco Advisers, Inc.	0.90%	16.50%	3.68%	6.22%
	Invesco V.I. Global Fund - Series I Shares Adviser: Invesco Advisers, Inc.	0.81%	15.32%	7.28%	11.00%
	Janus Henderson Global Research Portfolio - Service Shares[2] Adviser: Janus Capital Management LLC	0.97%	20.60%	12.23%	12.64%
	Janus Henderson Overseas Portfolio - Service Shares Adviser: Janus Capital Management LLC	1.13%	28.58%	9.17%	8.97%
	Putnam VT International Value Fund – Class IB Adviser: Franklin Templeton Investment Management Limited Sub-Adviser: Franklin Templeton Investment Management Limited	1.07%	34.68%	12.49%	8.87%

Type	Fund – Share Class Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
	VALIC Co. I International Equities Index Fund* Adviser: The Variable Annuity Life Insurance Company Sub-Adviser: BlackRock Investment Management LLC	0.39%	30.81%	8.47%	7.82%
Money Market	Fidelity VIP Government Money Market Portfolio – Initial Class Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	0.25%	3.86%	3.04%	2.00%
*
This Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Fund prospectus for additional information.
1
Available only to Policy owners whose accumulation value as of December 10, 2004 was invested in whole or in part in the variable investment option corresponding to this Fund
2
Available only to Policy owners whose Policies were effective before May 1, 2006. If a Policy’s date of issue is before May 1, 2006 only because we assigned an earlier date than otherwise would apply to preserve a younger age at issue for the insured person, the Policy owner will not be able to invest in this investment option.
3
BNY Mellon VIF Opportunistic Small Cap Portfolio is known as BNY Mellon VIF Small Cap Portfolio effective December 31, 2025.

APPENDIX B - STATE CONTRACT AVAILABILITY OR VARIATIONS OF CERTAIN FEATURES AND RIDERS

Platinum Investor III and Rider State Availability and Variations
Prospectus Provision or Rider	Availability or Variation	Issue State
Policy	Not available for sale.	MT
Free Look	If the Owner is 60 or above the free look period is extended to 30 days.	CA
Free Look	Free look period is extended to 15 days	CO
Free Look	Free look period is extended to 20 days	ID and ND
Free Look	The free look period is the later of 10 days after delivery or 45 days after execution of the application.	MD and NC
Exchange of policy in certain states	Right to exchange policy is 18 months from the date of issue.	CT, GA and MD
Exchange of policy in certain states	Right to exchange policy is 24 months from the date of issue.	NC
Delay of Fixed Account Proceeds	The right to delay is 30 days.	WV
Delay of Fixed Account Proceeds	If we defer payment of Cash Surrender Value for 30 days or more we must pay interest at the rate specified in Section 28-22-104(2), Idaho Code.	ID
Risk of Lapse (Grace Period)	61-day grace period begins when the notice is mailed NOT when the Cash Surrender Value is not enough to make a monthly deduction.	CT, LA, MA, NE, PA and VT
Policy – Statutory Premium Tax Charge+
Premium Tax is referred to as Tax Charge Back Rate in policies issued in Oregon. The rate applies uniformly to all policyholders without regard to state of residence and cannot be changed after policy issue.
OR
Delay of Separate Account VL-R Proceeds	We may only suspend or defer payments if the SEC determines a state of emergency exists or the New York Stock Exchange is closed for trading.	NJ and PA
Maturity Extension Rider – Accumulation Value	Monthly Administrative Fee may NOT be charged after original Maturity Date.	CA, IN and MD
Maturity Extension Rider – Accumulation Value	Not available for sale.	FL
Maturity Extension Rider – Death Benefit	Not available for sale.	MD
Maturity Extension Rider – Death Benefit	Monthly Administrative Fee may NOT be charged after original Maturity Date.	CA and IN
Maturity Extension Rider – Death Benefit	If Owner does not elect to extend the Maturity Date at least 9 years prior to the original Maturity Date the rider will terminate and the monthly fee will not be deducted.	CA and MO
Terminal Illness Rider	Maximum Administrative Fee is $150.	AL, IN, MA, MI, MS and TX
Terminal Illness Rider	Not available for sale.	NJ
Terminal Illness Rider	Interest is not charged on the lien.	AL, IN, MA, MS and TX
Terminal Illness Rider	Interest on the lien is determined using the Annual Policy Loan Interest Rate stated in the policy instead of Moody’s corporate Bond Yield Average-Monthly Average Corporates.	CT, KS, MI, OR, PA, SC, VA and WA

For Life Consumer Portal and eDelivery, or to view and Print Policy or Fund prospectuses visit us at www.corebridgefinancial.com/lifeportal
The Statement of Additional Information (SAI) contains additional information about the Policy, the Company, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. You may request a free copy of the SAI by:
•
Mailing: VUL Administration, P.O. Box 818016, Cleveland, Ohio 44181
•
Calling: 1-800-340-2765.
•
Visiting: www.corebridgefinancial.com/lifeportal
You may also obtain the SAI from the insurance representative through which you purchased your Policy.
Additional information about the Policies, including personalized illustrations of death benefits, cash surrender values, and cash values, is available upon request to the same address or phone number printed above. You may also submit inquiries about the Policy to the same address or phone number printed above.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
© 2025 Corebridge Financial Group, Inc. All Rights Reserved
EDGAR Contract Identifier: C000001616

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
PLATINUM INVESTOR® III
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
ISSUED BY
American General Life Insurance Company
VUL Administration Department
P.O. Box 818016
Cleveland, Ohio 44181
Telephone: 1-800-340-2765

STATEMENT OF ADDITIONAL INFORMATION

DATED May 1, 2026
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VL-R (the “Separate Account” or “Separate Account VL-R”) dated May 1, 2026, describing the Platinum Investor III flexible premium variable universal life insurance policies (the “Policy” or “Policies”).
The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company (“AGL” or “Company”) at the address or telephone numbers given above. You may also visit www.corebridgefinancial.com/AGVUL.
Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus’s definition. AGL no longer sells these Policies.

2

GENERAL INFORMATION

AGL
American General Life Insurance Company (“AGL” or the “Company”) is a stock life insurance company organized under the laws of the State of Texas on April 11, 1960. AGL is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). On March 26, 2026, Corebridge and Equitable Holdings, Inc., announced that they entered into a definitive agreement to combine in an all-stock merger. Under the terms of the merger agreement, both companies will become wholly owned subsidiaries of a newly formed holding company, which will be renamed “Equitable Holdings, Inc.” upon the closing of the transaction. The transaction is expected to close by year-end 2026, subject to certain regulatory approvals and other customary closing conditions. Upon completion of the transaction, AGL will be an indirect wholly owned subsidiary of the new Equitable Holdings, Inc. AGL offers individual term and universal life insurance, as well as fixed, variable and registered index-linked annuities in all states except in New York.
Separate Account VL-R
We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law. Effective on the close of business November 29, 2019, Separate Account VUL, Separate Account VUL-2, and Separate Account II were consolidated with and into Separate Account VL-R.
For record keeping and financial reporting purposes, the Separate Account is divided into 150 separate “divisions,” 56 of which correspond to the 46 variable “investment options” under the Policy. The remaining 96 divisions, and all of these 56 divisions, represent investment options available under other variable universal life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.
The assets in Separate Account VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account’s assets.
American Home Assurance Company
All references in this SAI to American Home Assurance Company (“American Home”) apply only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.
American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home’s principal executive office is located at 1271 Avenue of the Americas FL 37, New York, NY 10020-1304. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc.
Guarantees for Policies issued prior to the Consolidation will continue after the Consolidation. The Consolidation of Separate Account VUL-2 into Separate Account VL-R will not impact the insurance obligations under the Guarantee.

NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY

Mixed and Shared Funding Risk. We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:
•
state insurance law or federal income tax law changes;
•
investment management of an investment portfolio changes; or
•
voting instructions given by owners of variable universal life insurance policies and variable annuity contracts differ.
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The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.
If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.
When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio’s adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.
Other Non-Principal Risks. All other non-principal risks of investing in the Policy are disclosed in the prospectus.

CUSTODIAN

AGL acts as custodian of the Separate Account. AGL has custody of all assets and cash of the Separate Account and handles the collection of proceeds of shares of the Funds bought and sold by the Separate Account.

DISTRIBUTION OF THE POLICIES

The Policies are offered on a continuous basis through Corebridge Capital Services, Inc. (“CCS”), located at 30 Hudson Street, 16th floor, Jersey City, NJ 07302. CCS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”). CCS is an indirect, wholly owned subsidiary of AGL. No underwriting fees are paid in connection with the distribution of the Policies.

ADDITIONAL INFORMATION ABOUT THE POLICIES

The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy’s death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this SAI, please see the related prospectus.
Unisex policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex. In general, we do not offer policies for sale in situations which, under current law, require unisex premiums or benefits. However, we offer the Policies on both a unisex and a sex-distinct basis.
Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.
Special purchase plans. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.
Underwriting procedures and cost of insurance charges. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured’s mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the “cost of insurance charge”) for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform “public offering price” for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a
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different “price” for each actuarial category of Policy owners because different cost of insurance rates will apply. The “price” will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.
Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment-related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.
Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.10% to 0.30% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Policy owners.
More About the Fixed Account
Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy’s declared Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate shown on your Policy Schedule.
Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.
Adjustments to Death Benefit
Suicide.  If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.
A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.
Wrong age or sex. If the age or sex of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.
Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.
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ACTUARIAL EXPERT

Actuarial matters have been examined by Dongliang Zhou, who is Chief Pricing Actuary for AGL. An opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, located at 300 Madison Avenue New York, New York 10017, serves as the independent registered public accounting firm for the Separate Account VL-R, AGL, and American Home.
You may obtain a free copy of the financial statements if you write us at our VUL Administration Department or call us at 1-800-340-2765. The financial statements have also been filed with the SEC and can be obtained through its website at www.sec.gov.
The following financial statements incorporated by reference within the SAI included on the most recent Form N-VPFS filed with the SEC are incorporated by reference into this SAI, and have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:
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The Audited statement of assets and liabilities of Separate Account VL-R of American General Life Insurance Company as of December 31, 2025 and the related statements of operations and changes in net assets for each of the two years in the period then ended December 31, 2025.
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The Audited Statutory Financial Statements and Supplement Information of American General Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and December 31, 2024, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025.
The following financial statements incorporated by reference within the SAI included on the most recent Form N-VPFS filed with the SEC are incorporated by reference into this SAI, and have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:
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The Audited Statutory Basis Financial Statements of American Home Assurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and December 31, 2024, and the related statutory statements of operations, and of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025.
The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.
You should only consider the statutory financial statements of American Home Assurance Company (“American Home”) that we include in the Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under Policies issued prior to December 29, 2006, at 4:00 p.m. Eastern Time (“Point of Termination”). Policies with an issue date after the Point of Termination are not covered by the American Home guarantee.
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PART C: OTHER INFORMATION
Item 30.  Exhibits
Exhibit No.	Description	Location
(a)	Board of Directors Resolution
(1)	Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R.	Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.
(b)	Custodian Agreements.	Inapplicable.
(c)	Underwriting Contracts
(1)	Distribution Agreement with American General Equity Services Corporation, effective October 1, 2002.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-4 Registration Statement (File
No. 333-40637) of American General Life Insurance
Company Separate Account D filed on November 8, 2002.

(2)	Distribution Agreement with AIG Capital Services, Inc. now known as Corebridge Capital Services, Inc.
Incorporated by reference to Post-Effective Amendment
No. 5 to Form N-6 Registration Statement (File
No. 333-196172) of American General Life Insurance
Company Separate Account VL-R filed on April 30, 2019.

(3)	Form of Selling Group Agreement.	Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.
(4)	Schedule of Commissions.
Incorporated by reference from the text included under
the heading “Distribution of the Policies” in the
Statement of Additional Information that is filed as part
of this amended Registration Statement.

(d)	Contracts
(1)	Specimen form of the “Platinum Investor® III” Flexible Premium Variable Life Insurance Policy (Policy Form No. 00600).
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form S-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on October 26,
2000.

(2)	Specimen form of Extension of Maturity Date Rider, Accumulation Value version (Maturity Extension Rider), Form No. 99110.	Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on August 18, 2004.
(3)	Specimen form of Extension of Maturity Date Rider, Death Benefit version (Maturity Extension Rider), Form No. 99111.	Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on August 18, 2004.
(4)	Form of Accidental Death Benefit Rider, Form No. 82012.
Incorporated by reference to Post-Effective Amendment
No. 6 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on December 12,
2006.

(5)	Form of Children’s Insurance Benefit Rider, Term Life Insurance, Form No. 82410.
Incorporated by reference to Post-Effective Amendment
No. 6 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on December 12,
2006.

(6)	Form of Term Life Insurance Benefit Rider, Providing Annually Renewable Term Insurance (Spouse Term Rider), Form No. 88390.
Incorporated by reference to Post-Effective Amendment
No. 6 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on December 12,
2006.

Exhibit No.	Description	Location
(7)	Specimen form of Disclosure of Accelerated Death Benefits (also known as Terminal Illness Rider), Form No. AGLC102084 Rev0917.
Incorporated by reference to Post-Effective Amendment
No. 4 to Form N-6 Registration Statement (File
No. 333-196172) of American General Life Insurance
Company Separate Account VL-R filed on April 30, 2018.

(8)	Form of Waiver of Monthly Deduction Rider, Form No. 82001.
Incorporated by reference to Post-Effective Amendment
No. 6 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on December 12,
2006.

(e)	Applications
(1)	Specimen form of Individual Life Insurance Application Single Insured - Part A, Form No. ICC15-108087 rev0218.
Incorporated by reference to Post-Effective Amendment
No. 5 to Form N-6 Registration Statement (File
No. 333-196172) of American General Life Insurance
Company Separate Account VL-R filed on April 30, 2019.

(2)	Specimen form of Life Insurance Application - Part B (Medical History), Form No. ICC15-108088 rev0516.
Incorporated by reference to Post-Effective Amendment
No. 3 to Form N-6 Registration Statement (File
No. 333-196172) of American General Life Insurance
Company Separate Account VL-R filed on April 28, 2017.

(3)	Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC 0198-00 Rev0406.
Incorporated by reference to Post-Effective Amendment
No. 14 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2006.

(f)	Depositor’s Certificate of Incorporation and By-Laws.
(1)	Articles of Incorporation and all Amendments for American General Life Insurance Company	Incorporated by reference to Initial Registration Statement on Form S-1, filed on February 21, 2024, Accession No. 0001193125-24-040282.
(3)	By-Laws of American General Life Insurance Company, restated as of June 8, 2005.
Incorporated by reference to Post-Effective Amendment
No. 11 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on August 12,
2005.

(g)	Reinsurance Contracts
(1)	Form of Reinsurance Agreement with General & Cologne Life Re of America.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(2)	Form of Reinsurance Agreement with Munich American Reassurance Company.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(3)	Form of Reinsurance Agreement with RGA Reinsurance Company.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(4)	Form of Reinsurance Agreement with Swiss Re Life & Health America, Inc.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(5)	Automatic and Facultative Reinsurance Agreement with Generali USA Life Reinsurance Company.
Incorporated by reference to Post-Effective Amendment
No. 6 to Form N-6 Registration Statement (File
No. 333-151576) of American General Life Insurance
Company Separate Account VL-R filed on April 30, 2014.

(h)	Participation Agreements
(1)(a)	Form of Participation Agreement with AIM Variable Insurance Funds, Inc. (Invesco Variable Insurance Funds).
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form S-6 Registration Statement (File
No. 333-42567) of American General Life Insurance
Company Separate Account VL-R filed on March 23,
1998.

Exhibit No.	Description	Location
(1)(b)	Form of Amendment Four to Participation Agreement with AIM Variable Insurance Funds, Inc. (Invesco Variable Insurance Funds).
Incorporated by reference to Post-Effective Amendment
No. 4 to Form S-6 Registration Statement (File
No. 333-42567) of American General Life Insurance
Company Separate Account VL-R filed on October 11,
2000.

(1)(c)	Form of Amendment Six to Participation Agreement with AIM Variable Insurance Funds, Inc. (Invesco Variable Insurance Funds).	Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.
(1)(d)	Form of Amendment No. 14 to Participation Agreement with AIM Variable Insurance Funds, Inc. (Invesco Variable Insurance Funds) effective April 30, 2010.
Incorporated by reference to Post-Effective Amendment
No. 3 to Form N-6 Registration Statement (File
No. 333-151576) of American General Life Insurance
Company Separate Account VL-R filed on May 2, 2011.

(2)(a)	Form of Participation Agreement with The Alger American Fund.
Incorporated by reference to Post-Effective Amendment
No. 6 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on April 30, 2003.

(3)(a)	Form of Shareholder Services Agreement with American Century Investment Management, Inc.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form S-6 Registration Statement (File
No. 333-89897) of American General Life Insurance
Company Separate Account VL-R filed on January 21,
2000.

(3)(b)	Form of Amendment No. 2 to Shareholder Services Agreement with American Century Investment Management, Inc.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File
No. 333-109206) of American General Life Insurance
Company Separate Account D filed on December 17,
2003.

(4)(a)	Form of Participation Agreement with Dreyfus Variable Investment Fund.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form S-6 Registration Statement (File
No. 333-42567) of American General Life Insurance
Company Separate Account VL-R filed on March 23,
1998.

(4)(b)	Amendment One to Participation Agreement with Dreyfus Variable Investment Fund dated December 1, 1998.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File
No. 333-70667) of American General Life Insurance
Company Separate Account D filed on March 18, 1999.

(4)(c)	Form of Fourth Amendment to Participation Agreement with Dreyfus Variable Investment Fund effective October 1, 2007.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-144594) of American General Life Insurance
Company Separate Account VL-R filed on October 2,
2007.

(5)(a)	Amended and Restated Participation Agreement with Fidelity Variable Insurance Products Funds dated April 27, 2012.
Incorporated by reference to Post-Effective Amendment
No. 5 to Form N-6 Registration Statement (File
No. 333-151576) of American General Life Insurance
Company Separate Account VL-R filed on April 30, 2013.

(6)(a)	Form of Amended and Restated Participation Agreement with Franklin Templeton Variable Insurance Products Trust dated as of October 1, 2002.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-80191) of American General Life Insurance
Company Separate Account VL-R filed on December 2,
2004.

(6)(b)	Form of Amendment No. 5 to Amended and Restated Participation Agreement with Franklin Templeton Variable Insurance Products Trust.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-153068) of American General Life Insurance
Company Separate Account VL-R filed on December 3,
2008.

(6)(c)	Form of Amendment No. 6 to Amended and Restated Participation Agreement with Franklin Templeton Variable Insurance Products Trust.
Incorporated by reference to Post-Effective Amendment
No. 6 to Form N-6 Registration Statement (File
No. 333-151576) of American General Life Insurance
Company Separate Account VL-R filed on April 30, 2014.

Exhibit No.	Description	Location
(7)(a)	Form of Participation Agreement with Goldman Sachs Variable Insurance Trust.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-90787) of American General Life Insurance
Company Separate Account VL-R filed on December 19,
2003.

(7)(b)	Form of Amendment No. 1 to Participation Agreement with Goldman Sachs Variable Insurance Trust.
Incorporated by reference to Post-Effective Amendment
No. 25 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on April 29, 2016.

(8)(a)	Form of Fund Participation Agreement with Janus Aspen Series.
Incorporated by reference to Post-Effective Amendment
No. 2 to Form S-6 Registration Statement (File
No. 333-80191) of American General Life Insurance
Company Separate Account VL-R filed on September 20,
2000.

(8)(b)	Form of Amendment to Fund Participation Agreement with Janus Aspen Series.
Incorporated by reference to Post-Effective Amendment
No. 2 to Form N-6 Registration Statement (File
No. 333-196172) of American General Life Insurance
Company Separate Account VL-R filed on April 29, 2016.

(9)(a)	Form of Fund Participation Agreement with JPMorgan Insurance Trust effective as of April 24, 2009.
Incorporated by reference to Post-Effective Amendment
No. 2 to Form N-6 Registration Statement (File
No. 333-151576) of American General Life Insurance
Company Separate Account VL-R filed on May 3, 2010.

(10)(a)	Form of Participation Agreement with MFS Variable Insurance Trust.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form S-6 Registration Statement (File
No. 333-42567) of American General Life Insurance
Company Separate Account VL-R filed on March 23,
1998.

(10)(b)	Form of Amendment Five to Participation Agreement with MFS Variable Insurance Trust.
Incorporated by reference to Post-Effective Amendment
No. 2 to Form S-6 Registration Statement (File
No. 333-80191) of American General Life Insurance
Company Separate Account VL-R filed on September 20,
2000.

(10)(c)	Form of Letter Agreement with MFS Variable Insurance Trust dated December 19, 2005.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(11)(a)	Participation Agreement with Morgan Stanley Universal Funds, Inc.
Incorporated by reference to Post-Effective Amendment
No. 12 to Form N-4 Registration Statement (File
No. 033-43390) of American General Life Insurance
Company Separate Account D filed on April 30, 1997.

(11)(b)	Amendment Number 1 to Participation Agreement with Morgan Stanley Universal Funds, Inc.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form S-6 Registration Statement (File
No. 333-80191) of American General Life Insurance
Company Separate Account VL-R filed on August 25,
1999.

(11)(c)	Form of Amendment Seven to Participation Agreement with Morgan Stanley Universal Funds, Inc.
Incorporated by reference to Post-Effective Amendment
No. 4 to Form S-6 Registration Statement (File
No. 333-42567) of American General Life Insurance
Company Separate Account VL-R filed on October 11,
2000.

(11)(d)	Form of Amendment Ten to Participation Agreement with Morgan Stanley Universal Funds, Inc.
Incorporated by reference to Post-Effective Amendment
No. 3 to Form N-6 Registration Statement (File
No. 333-65170) of American General Life Insurance
Company Separate Account VL-R filed on January 23,
2003.

(11)(e)	Form of Amendment 13 to Participation Agreement with The Universal Institutional Funds, Inc.
Incorporated by reference to Post-Effective Amendment
No. 25 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on April 29, 2016.

Exhibit No.	Description	Location
(11)(f)	Form of Amendment 14 to Participation Agreement with The Universal Institutional Funds, Inc.
Incorporated by reference to Post-Effective Amendment
No. 25 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on April 29, 2016.

(12)(a)	Sales Agreement with Neuberger & Berman Advisors Management Trust.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form S-6 Registration Statement (File
No. 333-89897) of American General Life Insurance
Company Separate Account VL-R filed on January 21,
2000.

(12)(b)	Form of Assignment and Modification Agreement to Fund Participation Agreement (formerly known as Sales Agreement) with Neuberger & Berman Management Incorporated.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form S-6 Registration Statement (File
No. 333-89897) of American General Life Insurance
Company Separate Account VL-R filed on January 21,
2000.

(12)(c)	Form of Amendment to Fund Participation Agreement with Neuberger Berman Advisers Management Trust.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-137817) of American General Life Insurance
Company Separate Account VL-R filed on December 14,
2006.

(12)(d)	Form of Amendment No. 3 to Fund Participation Agreement with Neuberger Berman Advisers Management Trust.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-196172) of American General Life Insurance
Company Separate Account VL-R filed on November 3,
2014.

(13)(a)	Form of Participation Agreement with PIMCO Variable Insurance Trust.
Incorporated by reference to Post-Effective Amendment
No. 2 to Form S-6 Registration Statement (File
No. 333-80191) of American General Life Insurance
Company Separate Account VL-R filed on September 20,
2000.

(13)(b)	Form of Amendment No. 1 to Participation Agreement with PIMCO Variable Insurance Trust.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-129552) of American General Life Insurance
Company Separate Account VL-R filed on March 30,
2006.

(13)(c)	Form of Novation of and Amendment to Participation Agreement with PIMCO Variable Insurance Trust.
Incorporated by reference to Post-Effective Amendment
No. 4 to Form N-6 Registration Statement (File
No. 333-151576) of American General Life Insurance
Company Separate Account VL-R filed on April 30, 2012.

(13)(d)	Form of Fourth Amendment to Participation Agreement with PIMCO Variable Insurance Trust.
Incorporated by reference to Post-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-196172) of American General Life Insurance
Company Separate Account VL-R filed on April 30, 2015.

(14)(a)	Form of Participation Agreement with Pioneer Variable Contracts Trust.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-80191) of American General Life Insurance
Company Separate Account VL-R filed on December 2,
2004.

(14)(b)	Form of Amendment No. 1 to Participation Agreement with Pioneer Variable Contracts Trust.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-129552) of American General Life Insurance
Company Separate Account VL-R filed on March 30,
2006.

(14)(c)	Form of Amendment No. 4 to Participation Agreement with Pioneer Variable Contracts Trust.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-153068) of American General Life Insurance
Company Separate Account VL-R filed on December 3,
2008.

Exhibit No.	Description	Location
(14)(d)	Form of Amendment No. 6 to Participation Agreement with Pioneer Variable Contracts Trust.
Incorporated by reference to Post-Effective Amendment
No. 8 to Form N-6 Registration Statement (File
No. 333-151576) of American General Life Insurance
Company Separate Account VL-R filed on April 29, 2016.

(15)(a)	Form of Participation Agreement with Putnam Variable Trust.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form S-6 Registration Statement (File
No. 333-42567) of American General Life Insurance
Company Separate Account VL-R filed on March 23,
1998.

(15)(b)	Form of Amendment No. 3 to Participation Agreement with Putnam Variable Trust dated October 1, 2007.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-153068) of American General Life Insurance
Company Separate Account VL-R filed on December 3,
2008.

(15)(c)	Specimen form of Fourth Amendment to Participation Agreement with Putnam Variable Trust.
Incorporated by reference to Post-Effective Amendment
No. 26 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on April 28, 2017.

(16)(a)	Form of Participation Agreement with SunAmerica Series Trust.	Filed herewith
(17)(a)	Form of Participation Agreement with VALIC Company I.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File
No. 333-40637) of American General Life Insurance
Company Separate Account D filed on February 12, 1998.

(17)(b)	Amendment One to Participation Agreement with VALIC Company I dated as of July 21, 1998.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File
No. 333-70667) of American General Life Insurance
Company Separate Account D filed on March 18, 1999.

(17)(c)	Form of Amendment Two to Participation Agreement with VALIC Company I.
Incorporated by reference to Post-Effective Amendment
No. 2 to Form S-6 Registration Statement (File
No. 333-80191) of American General Life Insurance
Company Separate Account VL-R filed on September 20,
2000.

(17)(d)	Form of Amendment Three to Participation Agreement with VALIC Company I.
Incorporated by reference to Post-Effective Amendment
No. 4 to Form S-6 Registration Statement (File
No. 333-42567) of American General Life Insurance
Company Separate Account VL-R filed on October 11,
2000.

(17)(e)	Form of Amendment Ninth to Participation Agreement with AIG Retirement Company I (formerly VALIC Company I).
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-151576) of American General Life Insurance
Company Separate Account VL-R filed on August 28,
2008.

(17)(f)	Form of Amendment Eleventh to Participation Agreement with VALIC Company I effective as of May 1, 2009.
Incorporated by reference to Post-Effective Amendment
No. 2 to Form N-6 Registration Statement (File
No. 333-151576) of American General Life Insurance
Company Separate Account VL-R filed on May 3, 2010.

(17)(g)	Form of Twelfth Amendment to Participation Agreement with VALIC Company I.
Incorporated by reference to Post-Effective Amendment
No. 3 to Form N-6 Registration Statement (File
No. 333-151576) of American General Life Insurance
Company Separate Account VL-R filed on May 2, 2011.

(17)(h)	Form of Thirteenth Amendment to Participation Agreement with VALIC Company I.
Incorporated by reference to Post-Effective Amendment
No. 5 to Form N-6 Registration Statement (File
No. 333-151576) of American General Life Insurance
Company Separate Account VL-R filed on April 30, 2013.

(17)(i)	Form of Fourteenth Amendment to Participation Agreement with VALIC Company I.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-196172) of American General Life Insurance
Company Separate Account VL-R filed on November 3,
2014.

Exhibit No.	Description	Location
(18)(a)	Form of Participation Agreement with Vanguard Variable Insurance Funds.
Incorporated by reference to Post-Effective Amendment
No. 2 to Form S-6 Registration Statement (File
No. 333-80191) of American General Life Insurance
Company Separate Account VL-R filed on September 20,
2000.

(18)(b)	Form of Amendment to Participation Agreement with Vanguard Variable Insurance Funds.
Incorporated by reference to Post-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 2, 2005.

(18)(c)	Form of Seventh Amendment to Participation Agreement with Vanguard Variable Insurance Funds.
Incorporated by reference to Post-Effective Amendment
No. 6 to Form N-6 Registration Statement (File
No. 333-151576) of American General Life Insurance
Company Separate Account VL-R filed on April 30, 2014.

(19)(a)	Form of Amended and Restated Administrative Services Agreement with AIM Advisors, Inc.
Incorporated by reference to Post-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 2, 2005.

(20)(a)	Form of Service Agreement Class O with Fred Alger Management, Inc.
Incorporated by reference to Post-Effective Amendment
No. 6 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on April 30, 2003.

(21)(a)	Administrative Services Agreement dated as of August 11, 1998 with The Dreyfus Corporation.	Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on January 15, 1999.
(21)(b)	Amendment to Administrative Services Agreement with The Dreyfus Corporation effective as of December 1, 1998.	Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on January 15, 1999.
(21)(c)	Form of Amendment No. 3 to Administrative Services Agreement with The Dreyfus Corporation effective as of October 1, 2007.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-144594) of American General Life Insurance
Company Separate Account VL-R filed on October 2,
2007.

(22)(a)	Form of Amended and Restated Service Contract with Fidelity Variable Insurance Products Funds effective May 1, 2012.	Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-185761) of American General Life Insurance Company Separate Account II filed on December 31, 2012?.
(23)(a)	Form of Service Agreement with Fidelity Investments Institutional Operations Company, Inc.
Incorporated by reference to Post-Effective Amendment
No. 2 to Form S-6 Registration Statement (File
No. 333-80191) of American General Life Insurance
Company Separate Account VL-R filed on September 20,
2000.

(24)(a)	Form of Administrative Services Agreement with Franklin Templeton Services, Inc. dated as of July 1, 1999.
Incorporated by reference to Post-Effective Amendment
No. 1 to Form S-6 Registration Statement (File
No. 333-87307) of American General Life Insurance
Company Separate Account VL-R filed on October 10,
2000.

(24)(b)	Form of Amendment to Administrative Services Agreement with Franklin Templeton Services, LLC effective November 1, 2001.
Incorporated by reference to Post-Effective Amendment
No. 1 to Form S-6 Registration Statement (File
No. 333-65170) of American General Life Insurance
Company Separate Account VL-R filed on December 3,
2001.

(24)(c)	Form of Amendment No. 3 to Administrative Services Agreement with Franklin Templeton Services, LLC dated as of July 30, 2004.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-80191) of American General Life Insurance
Company Separate Account VL-R filed on December 2,
2004.

Exhibit No.	Description	Location
(25)(a)	Form of Administrative Services Agreement with Goldman, Sachs & Co.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-90787) of American General Life Insurance
Company Separate Account VL-R filed on December 19,
2003.

(25)(b)	Form of Amendment to the Administrative Services Agreement with Goldman, Sachs & Co.
Incorporated by reference to Post-Effective Amendment
No. 25 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on April 29, 2016.

(26)(a)	Form of Distribution and Shareholder Services Agreement with Janus Distributors, Inc.
Incorporated by reference to Post-Effective Amendment
No. 2 to Form S-6 Registration Statement (File
No. 333-80191) of American General Life Insurance
Company Separate Account VL-R filed on September 20,
2000.

(27)(a)	Form of Indemnification Letter Agreement with J.P. Morgan Investment Management Inc.
Incorporated by reference to Post-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 2, 2005.

(28)(a)	Form of Administrative Services Agreement with Miller Anderson & Sherrard LLP.
Incorporated by reference to Post-Effective Amendment
No. 18 to Form N-4 Registration Statement (File
No. 033-43390) of American General Life Insurance
Company Separate Account D filed on April 12, 2000.

(28)(b)	Form of Letter Agreement with Morgan Stanley Investment Management Inc.
Incorporated by reference to Post-Effective Amendment
No. 25 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on April 29, 2016.

(28)(c)	Form of Servicing Agreement with The Universal Institutional Funds, Inc.
Incorporated by reference to Post-Effective Amendment
No. 25 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on April 29, 2016.

(29)(a)	Form of Amended and Restated Administrative Services Agreement with Neuberger & Berman Management Incorporated.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-196172) of American General Life Insurance
Company Separate Account VL-R filed on November 3,
2014.

(30)(a)	Form of Services Agreement with Pacific Investment Management Company LLC.
Incorporated by reference to Post-Effective Amendment
No. 2 to Form S-6 Registration Statement (File
No. 333-80191) of American General Life Insurance
Company Separate Account VL-R filed on September 20,
2000.

(30)(b)	Form of Amendment No. 1 to Services Agreement with Pacific Investment Management Company LLC.
Incorporated by reference to Post-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-151576) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2009.

(30)(c)	Form of Amendment No. 2 to Services Agreement with Pacific Investment Management Company LLC.
Incorporated by reference to Post-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-196172) of American General Life Insurance
Company Separate Account VL-R filed on April 30, 2015.

(30)(d)	Form of Amendment to Services Agreement with Pacific Investment Management Company LLC.
Incorporated by reference to Post-Effective Amendment
No. 4 to Form N-6 Registration Statement (File
No. 333-196172) of American General Life Insurance
Company Separate Account VL-R filed on April 30, 2018.

(31)(a)	Form of Trust Services Agreement with PIMCO Variable Insurance Trust.
Incorporated by reference to Post-Effective Amendment
No. 2 to Form S-6 Registration Statement (File
No. 333-80191) of American General Life Insurance
Company Separate Account VL-R filed on September 20,
2000.

Exhibit No.	Description	Location
(31)(b)	Form of Amendment No. 2 to Trust Services Agreement with PIMCO Investments LLC.
Incorporated by reference to Post-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-196172) of American General Life Insurance
Company Separate Account VL-R filed on April 30, 2015.

(32)(a)	Form of Marketing and Administrative Services Support Agreement with Putnam Retail Management Limited Partnership.
Incorporated by reference to Post-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-129552) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2006.

(33)(a)	Form of Administrative Services Agreement with SunAmerica Asset Management Corp.
Incorporated by reference to Post-Effective Amendment
No. 2 to Form S-6 Registration Statement (File
No. 333-65170) of American General Life Insurance
Company Separate Account VL-R filed on April 24, 2002.

(34)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with AIM.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(35)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with Alger.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(36)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with American Century.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(37)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with Dreyfus.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(38)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with Fidelity.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(39)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with Franklin Templeton.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(40)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with Goldman Sachs.
Incorporated by reference to Post-Effective Amendment
No. 16 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(41)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with Janus.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(42)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with JPMorgan Insurance Trust.
Incorporated by reference to Post-Effective Amendment
No. 2 to Form N-6 Registration Statement (File
No. 333-151576) of American General Life Insurance
Company Separate Account VL-R filed on May 3, 2010.

(43)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with MFS.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(44)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with Neuberger Berman.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(45)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with PIMCO.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

Exhibit No.	Description	Location
(45)(b)	Form of Amendment No. 1 to SEC Rule 22c-2 Information Sharing Agreement with PIMCO.
Incorporated by reference to Post-Effective Amendment
No. 1 to Form N-6 Registration Statement (File
No. 333-196172) of American General Life Insurance
Company Separate Account VL-R filed on April 30, 2015.

(46)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with Pioneer.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(47)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with Putnam.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(48)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with SunAmerica.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(49)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with UIF Morgan Stanley.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(50)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with VALIC Company I.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(51)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with Vanguard.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

(i)	Administrative Contracts.
(1)(a)	Form of Service and Expense Agreement dated February 1, 1974 with American International Group, Inc.
Incorporated by reference to Post-Effective Amendment
No. 8 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on May 3, 2004.

(1)(b)	Form of Addendum No. 1 to Service and Expense Agreement with American International Group, Inc. dated May 21, 1975.
Incorporated by reference to Post-Effective Amendment
No. 8 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on May 3, 2004.

(1)(c)	Form of Addendum No. 2 to Service and Expense Agreement with American International Group, Inc. dated September 23, 1975.
Incorporated by reference to Post-Effective Amendment
No. 8 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on May 3, 2004.

(1)(d)	Form of Addendum No. 24 to Service and Expense Agreement with American International Group, Inc. dated December 30, 1998.
Incorporated by reference to Post-Effective Amendment
No. 8 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on May 3, 2004.

(1)(e)	Form of Addendum No. 28 to Service and Expense Agreement with American International Group, Inc. effective January 1, 2002.
Incorporated by reference to Post-Effective Amendment
No. 8 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on May 3, 2004.

(1)(f)	Form of Addendum No. 30 to Service and Expense Agreement with American International Group, Inc. effective January 1, 2002.
Incorporated by reference to Post-Effective Amendment
No. 8 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on May 3, 2004.

(1)(g)	Form of Addendum No. 32 to Service and Expense Agreement with American International Group, Inc. effective May 1, 2004.
Incorporated by reference to Post-Effective Amendment
No. 7 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on May 1, 2007.

Exhibit No.	Description	Location
(1)(h)	Specimen form of Addendum No. 45 to Service and Expense Agreement with American International Group, Inc. dated October 1, 2017.
Incorporated by reference to Post-Effective Amendment
No. 4 to Form N-6 Registration Statement (File
No. 333-196172) of American General Life Insurance
Company Separate Account VL-R filed on April 30, 2018.

(j)	Other Material Contracts.
(1)	General Guarantee Agreement from American Home Assurance Company.
Incorporated by reference to Post-Effective Amendment
No. 11 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on August 12,
2005.

(2)	Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006.
Incorporated by reference to Post-Effective Amendment
No. 6 to Form N-6 Registration Statement (File
No. 333-118318) of American General Life Insurance
Company Separate Account VL-R filed on December 12,
2006.

(3)	Amended and Restated Unconditional Capital Maintenance Agreement with American International Group, Inc.
Incorporated by reference to Post-Effective Amendment
No. 6 to Form N-6 Registration Statement (File
No. 333-151576) of American General Life Insurance
Company Separate Account VL-R filed on April 30, 2014.

(4)	Termination Agreement of the Amended and Restated Unconditional Capital Maintenance Agreement with American International Group, Inc.
Incorporated by reference to Post-Effective Amendment
No. 2 to Form N-6 Registration Statement (File
No. 333-196172) of American General Life Insurance
Company Separate Account VL-R filed on April 29, 2016.

(k)	Legal Opinions.
(1)	Opinion of Counsel and Consent of Depositor.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form S-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on October 26,
2000.

(2)	Opinion and Consent of Counsel to American Home Assurance Company.
Incorporated by reference to Post-Effective Amendment
No. 12 to Form N-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on October 24,
2005.

(l)	Actuarial Opinion.
(1)	Opinion and Consent of American General Life Insurance Company’s actuary.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form S-6 Registration Statement (File
No. 333-43264) of American General Life Insurance
Company Separate Account VL-R filed on October 26,
2000.

(m)	Calculation	None
(n)	Other Opinions
(1)	Consents of Independent Registered Public Accounting Firm	Filed herewith
(o)	Omitted Financial Statements	None
(p)	Initial Capital Agreements.	None
(q)	Redeemability Exemption.
(1)
Description of American General Life
Insurance Company’s Issuance, Transfer and
Redemption Procedures for EquiBuilder II
and III Policies Pursuant to
Rule 6e-3(T)(b)(12)(iii) under the
Investment Company Act of 1940 as of
May 1, 2026.
Filed herewith
(r)	Form of Initial Summary Prospectuses	None
(s)	Powers of Attorney.

Exhibit No.	Description	Location
(1)	Power of Attorney - American General Life Insurance Company.	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4, File No. 333-277203, filed on October 24, 2025, Accession No. 0001193125-25-25000.
(2)	Power of Attorney - American Home Assurance Company.	Filed herewith

Item 31.  Directors and Officers of the Depositor
The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2727-A Allen Parkway, 3-D1, Houston, Texas 77019, unless otherwise noted.
NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR
Christopher B. Smith (7)	Director, Chairman of the Board and President
Christopher P. Filiaggi (7)	Director, Senior Vice President and Chief Financial Officer
Jonathan J. Novak (1)	Director, President, Institutional Markets
Bryan A. Pinsky (2)	Director, President, Individual Retirement and Life Insurance
Lisa M. Longino (7)	Director, Executive Vice President and Chief Investment Officer
David Ditillo (5)	Director, Executive Vice President and Chief Information Officer
Emily W. Gingrich (4)	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary
Eric G. Tarnow	Director, Senior Vice President, Head of Life Insurance
Terri N. Fiedler (3)	Director
Elizabeth B. Cropper (7)	Executive Vice President and Chief Human Resources Officer
John P. Byrne III (3)	President, Financial Distributor
Steven D. (“Doug”) Caldwell, Jr. (7)	Executive Vice President and Chief Risk Officer
Christina M. Haley (2)	Senior Vice President, Individual Retirement Products
Patricia M. Schwartz (2)	Senior Vice President, Head of Valuation and Financial Reporting, and Appointed Actuary
Sai P. Raman (6)	Senior Vice President, Institutional Markets
Mallary L. Reznik (2)	Senior Vice President, General Counsel and Assistant Secretary
Jeannette N. Pina (7)	Senior Vice President, Corporate Secretary
Jonathan A. Gold (7)	Senior Vice President and Deputy Investment Officer
Brigitte K. Lenz	Vice President and Controller
Jennifer Powell (3)	Vice President and Chief Compliance Officer, and 38a-1 Compliance Officer
Brian O. Moon (7)	Vice President and Treasurer
Mersini G. Keller	Vice President and Tax Officer
Angel R. Ramos	Vice President and Tax Officer
Aimy T. Tran (2)	Vice President, Product Filing
Tyra G. Wheatley	Vice President, Product Filing
Korey L. Dalton	Vice President
Christopher J. Hobson (2)	Vice President
Jennifer N. Miller	Vice President
Marjorie D. Brothers (3)	Assistant Secretary
Alison Chen (1)	Assistant Secretary
William Langston (7)	Assistant Secretary
Angela G. Bates (4)	Anti-Money Laundering and Economic Sanctions Compliance Officer
Joey D. Zhou (3)	Illustration Actuary
Michael F. Mulligan (1)	Head of International Pension Risk Transfer
Ethan D. Bronsnick (7)	Head of U.S. Pension Risk Transfer and Head of Structured Settlements
Aileen V. Apuy	Manager, State Filings
Connie C. Merer (1)	Assistant Manager, State Filings
Melissa H. Cozart (3)	Privacy Officer
Thomas Bartolomeo	Chief Information Security Officer

(1)
10880 Wilshire Boulevard, Suite 1101, Los Angeles, CA 90024
(2)
21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367
(3)
2919 Allen Parkway, Houston, TX 77019
(4)
1133 Avenue of the Americas, 33rd Floor, New York, NY 10036
(5)
3211 Shannon Road, Durham, NC 27707
(6)
401 Merritt 7, Norwalk, CT 06851
(7)
30 Hudson Street, Jersey City, NJ 07302
Item 32.  Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of American General Life Insurance Company (“Depositor”). The Depositor is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). An organizational chart for Corebridge can be found as Exhibit 21 in Corebridge’s Form 10-K, SEC File No. 001-41504, Accession No. 0001889539-26-000022, filed on February 11, 2026. Exhibit 21 is incorporated herein by reference.
Item 33.  Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
AMERICAN GENERAL LIFE INSURANCE COMPANY
To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.
Item 34.  Principal Underwriters
(a)  Other Activity. Registrant’s principal underwriter, Corebridge Capital Services, Inc., also acts as principal underwriter for the following investment companies:
American General Life Insurance Company
Variable Separate Account
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
AG Separate Account D
AGL Separate Account I of AGL
AGL Separate Account VL-R
The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account Five
USL Separate Account VL-R
USL Separate Account USL A
USL Separate Account RS
The Variable Annuity Life Insurance Company
Variable Annuity Life Insurance Co Separate Account A

VALIC Company I
(b)  Management.
The following information is provided for each director and officer of the principal underwriter.
Name and Principal Business Address*	Positions and Offices with Underwriter AIG Capital Services, Inc.
Christina Nasta	Director, Chairman of the Board, President and Chief Executive Officer
John P. Byrne III (1)	Director
Nicholas G. Intrieri	Director
Ryan Tapak	Director
Eric Taylor	Director
Cynthia L. Burnette (1)	Vice President, Chief Financial Officer, Chief Operations Officer, Treasurer and Controller
Michael Fortey (1)	Chief Compliance Officer
Jeannette N. Pina	Senior Vice President and Corporate Secretary
Mersini G. Keller	Vice President, Tax Officer
Anish Cheeran (1)	Vice President, Tax Officer
Angel Ramos (1)	Vice President, Tax Officer
Katarzyna Halasiewicz(1)	Vice President, Tax Officer
Mallary L. Reznik (2)	Vice President
Marjorie Brothers (1)	Assistant Secretary
Allison Chen (2)	Assistant Secretary
William Langston	Assistant Secretary
*
Unless otherwise indicated, the principal business address of Corebridge Capital Services, Inc. and of each of the above individuals is 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.
(1) Principal business address 2919 Allen Parkway, Houston, TX 77019
(2)  Principal business address 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997
(c)  Compensation From the Registrant. Corebridge Capital Services, Inc. retains no compensation or commissions from the Registrant.
Item 35.  Location of Accounts and Records
All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191.
Item 36.  Management Services
Not applicable.
Item 37.  Fee Representation
American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.
Undertakings of the Depositor
During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company (“American Home Guarantee Period”), filed as an exhibit to this Registration Statement (the “American Home Guarantee”), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.
These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner’s rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner’s rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company (“American Home”).

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.
During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectuses to policy owners, an offer to supply the annual audited statutory financial statements of American Home, free of charge upon a policy owner’s request.
As of December 29, 2006 at 4:00 p.m. Eastern Time (the “Point of Termination”), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Jersey City, and the State of New Jersey, on this 27th day of April, 2026.
AGL Separate Account VL-R
(Registrant)
BY:	AMERICAN GENERAL LIFE INSURANCE COMPANY (On behalf of the Registrant and itself)
BY:	/s/ CHRISTOPHER FILIAGGI CHRISTOPHER FILIAGGI DIRECTOR, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
*CHRISTOPHER B. SMITH CHRISTOPHER B. SMITH	Director, Chairman of the Board, and President (Principal Executive Officer)	April 27, 2026

*CHRISTOPHER V. FILIAGGI CHRISTOPHER V. FILIAGGI	Director, Senior Vice President, and Chief Financial Officer (Principal Financial Officer) (Principal Accounting Officer)	April 27, 2026

*TERRI N. FIEDLER TERRI N. FIEDLER	Director	April 27, 2026

*DAVID DITILLO DAVID DITILLO	Director	April 27, 2026

*LISA M. LONGINO LISA M. LONGINO	Director	April 27, 2026

*JONATHAN J. NOVAK JONATHAN J. NOVAK	Director	April 27, 2026

*BRYAN A. PINSKY BRYAN A. PINSKY	Director	April 27, 2026

*ERIC G. TARNOW ERIC G. TARNOW	Director	April 27, 2026

*EMILY W. GINGRICH EMILY W. GINGRICH	Director	April 27, 2026

*BY:/s/ TRINA SANDOVAL TRINA SANDOVAL Attorney-in-Fact (Pursuant to Powers of Attorneypreviously filed)	Director	April 27, 2026

SIGNATURES
American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilton, and State of Connecticut, on this 27th day of April, 2026.
AMERICAN HOME ASSURANCE COMPANY
(Guarantor)
BY:	/s/ BRIAN RUCKER BRIAN RUCKER SENIOR VICE PRESIDENT AND STATUTORY CONTROLLER
This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
*BARBARA LUCK BARBARA LUCK	Director, President, Chief Executive Officer, and Chairman of the Board of Directors (Principal Executive Officer)	April 27, 2026

*SHELLEY SINGH SHELLEY SINGH	Director, Chief Financial Officer and Senior Vice President (Principal Financial Officer)	April 27, 2026

*ALLISON COOPER ALLISON COOPER	Director	April 27, 2026

*MOHAMMAD ABU TURAB HUSSAIN MOHAMMAD ABU TURAB HUSSAIN	Director	April 27, 2026

*JOHN F. KLAUS JOHN F. KLAUS	Director	April 27, 2026

*DARREN MEYLER DARREN MEYLER	Director	April 27, 2026

*KEITH WALSH KEITH WALSH	Director	April 27, 2026

*BY: /s/ BRIAN RUCKER BRIAN RUCKER Attorney-in-Fact (Exhibit to the Registration Statement)	Director	April 27, 2026